UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

LEAP THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required

☐
Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

November 3, 2025
Dear Fellow Stockholders:
You are cordially invited to attend a special meeting (the “Special Meeting”) of the stockholders of Leap Therapeutics, Inc. (the “Company,” “Leap,” “our” or “we”), to be held on December 15, 2025 at 11:00 A.M., Eastern Standard Time, virtually at https://www.cstproxy.com/leaptx/sm2025. Our Board of Directors (the “Board”) has fixed the close of business on October 24, 2025 as the record date for determining the stockholders of record entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof.
On October 6, 2025, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the investors named therein (collectively, the “Purchasers,” and each, a “Purchaser”), providing for a private placement transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to which we sold (i) 15,212,311 shares of common stock (the “Shares”), (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 80,768,504 shares of common stock, and (ii) warrants to purchase an additional 71,985,605 shares of common stock at an exercise price of $0.5335 per share (the “Common Warrants”), for aggregate gross proceeds to the Company of $58,888,888 before deducting fees and transaction costs (the “Financing Transaction”). This Financing Transaction has improved our cash position, and leveraging the expertise of Winklevoss Treasury Investments, LLC, as Lead Investor in the private placement (“Winklevoss Capital”), we aim to build long-term shareholder value through a digital asset treasury strategy. A portion of the capital will be used to continue development of our therapeutic programs, including FL-501 and sirexatamab, which has recently completed a randomized controlled Phase 2 trial in patients with colorectal cancer.
At the Special Meeting, stockholders will be asked to consider, vote upon and approve the following proposals, each of which is more fully described in the accompanying proxy statement:
1.
A proposal to amend (the “First Charter Amendment”) the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Charter”) to increase the total number of shares that the Company is authorized to issue from two hundred fifty million (250,000,000) shares to five hundred million (500,000,000) shares, of which four hundred ninety million (490,000,000) shall be designated as common stock, $0.001 par value per share (“Common Stock”) and to include clarifying language regarding the applicability of recently amended provisions of Section 242 of the Delaware General Corporation Law (the “Authorized Share Increase Proposal”);

2.
A proposal to approve an amendment to the Charter (the “Second Charter Amendment”) to permit the Board, in its discretion, to effect a reverse stock split of our Common Stock in a ratio to be determined, within a range of 1 to 5 (1:5) up to 1 to 20 (1:20), to allow the Company to regain compliance with Nasdaq listing requirements for the bid price of the Common Stock, to be effected in the sole discretion of the Board at any time within one year of the date of the Special Meeting without further approval or authorization from the Company’s stockholders (the “Reverse Stock Split Proposal”);

3.
A proposal to adopt a new 2025 equity incentive plan to provide for additional equity incentive grants, as the current 2016 Equity Incentive Plan expires next year, and to provide for an additional pool of equity incentive grants above those available under the current 2022 Equity Incentive Plan (the “EIP Proposal”);

4.
A proposal to allow the Company, for the purpose of complying with Nasdaq Listing Rule 5635, to issue shares in excess of 19.99% of the Company’s outstanding Common Stock upon the exercise of certain warrants issued to purchasers in the Financing Transaction, which issuance, if it were to occur, would be considered a “change of control” under Nasdaq rules (the “Private Placement Issuance Proposal”); and

5.
A proposal to adjourn the Special Meeting if the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve any of the other proposals, so that our proxy holders may move to continue, adjourn or postpone the special meeting at that time in order to enable our Board to solicit additional proxies (the “Adjournment Proposal”, and, together with the Authorized Share Increase Proposal, the Reverse Stock Split Proposal, the EIP Proposal, and the Private Placement Issuance Proposal, the “Stockholder Proposals”).

The accompanying proxy statement provides you with detailed information about the Special Meeting and the Stockholder Proposals to be voted on at the Special Meeting. We encourage you to read carefully the entire proxy statement. You also may obtain additional information about the Company and the Financing Transaction from documents we have filed with the Securities and Exchange Commission, including the Securities Purchase Agreement, the Lead Investor Agreement between the Company and Winklevoss Capital, the form of Pre-Funded Warrant, and the form of Common Warrant.
Our Board unanimously recommends that stockholders vote “FOR” each of the Stockholder Proposals.
Only stockholders of record at the close of business on October 24, 2025, the record date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting, including any postponement thereof with respect to the Proposals. As noted above, our special meeting will be a virtual meeting of stockholders, which will be conducted exclusively via the internet as a virtual web conference. You will be able to attend the special meeting online, vote your shares during the special meeting and submit questions for consideration during the special meeting through https://www.cstproxy.com/leaptx/sm2025. Please carefully review the enclosed proxy statement and the notice of availability for additional details.
Your vote is very important, regardless of the number of shares of Common Stock that you own.   Whether or not you expect to attend the Special Meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the Special Meeting. Returning the proxy does not deprive you of your right to attend the Special Meeting and to vote your shares in person.
Thank you for your cooperation and continued support.
Very truly yours,

Christopher K. Mirabelli Chairman of the Board of Directors	Douglas E. Onsi Chief Executive Officer and President

47 Thorndike Street
Suite B1-1
Cambridge, MA 02141
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on December 15, 2025
NOTICE IS HEREBY GIVEN that a special meeting of the stockholders (the “Special Meeting”) of Leap Therapeutics, Inc., a Delaware corporation (the “Company,” “Leap,” or “we”) will be held on December 15, 2025, at 11:00 A.M. Eastern Standard Time, virtually via the Internet at https:// www.cstproxy.com/leaptx/sm2025 for the following purposes:
1.   Approval of Authorized Share Increase Proposal.   To consider and vote upon a proposal, which we refer to as the “First Charter Amendment,” to amend the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of shares that the Company is authorized to issue from two hundred fifty million (250,000,000) shares to five hundred million (500,000,000) shares, of which four hundred ninety million (490,000,000) shall be designated as common stock, $0.001 par value per share (“Common Stock”) and to include clarifying language regarding the applicability of recently amended provisions of Section 242 of the Delaware General Corporation Law (the “DGCL”) (the “Authorized Share Increase Proposal”).
2.   Approval of Reverse Stock Split Proposal.   To approve an amendment to the Charter to permit the Board, in its discretion, to effect a reverse stock split of our Common Stock in a ratio to be determined, within a range of 1 to 5 (1:5) up to 1 to 20 (1:20), to allow the Company to regain compliance with Nasdaq listing requirements for the bid price of the Common Stock, to be effected in the sole discretion of the Board at any time within one year of the date of the Special Meeting without further approval or authorization from the Company’s stockholders (the “Reverse Stock Split Proposal”);
3.   Approval of Equity Incentive Plan.   To approve the Leap Therapeutics, Inc. 2025 Equity Incentive Plan (the “2025 EIP”) (the “EIP Proposal”).
4.   Approval of Private Placement Issuance Proposal.   To permit the Company, for the purpose of complying with Nasdaq Listing Rule 5635, to issue shares in excess of 19.99% of the Company’s outstanding Common Stock upon the exercise of certain warrants issued to purchasers in the Financing Transaction, which issuance, if it were to occur, would be considered a “change of control” under Nasdaq rules (the “Private Placement Issuance Proposal”).
5.   Authorization to Adjourn the Special Meeting.   If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve any of these proposals, our proxy holders may move to continue, adjourn or postpone the Special Meeting at that time in order to enable our board of directors to solicit additional proxies (the “Adjournment Proposal”).
Our Board of Directors (the “Board”) has fixed the close of business on October 24, 2025 as the record date for determining the stockholders of record entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof.
The Company’s Board unanimously recommends that the stockholders vote “FOR” the Authorized Share Increase Proposal, the Reverse Stock Split Proposal, the EIP Proposal, the Private Placement Issuance Proposal, and the Adjournment Proposal.
The accompanying proxy is solicited by the Board and the accompanying proxy statement provides a detailed description of each proposal. These materials are first being made available to stockholders on or about November 3, 2025. We urge you to read the accompanying proxy statement, including any annexes, and the other reports and accompanying exhibits that we have filed with the Securities and Exchange Commission relating to the Financing Transaction and which are incorporated into the proxy statement by reference.
The Special Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet at https://www.cstproxy.com/leaptx/sm2025. You can attend the Special Meeting online, vote your shares during the online meeting and submit questions during the online meeting by visiting the above-mentioned Internet site.
Stockholders of record may vote in one of these four ways:
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Vote over the Internet prior to the Special Meeting, by going to www.cstproxyvote.com (have your proxy card in hand when you access the website);

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Vote by Telephone, by calling 1-866-894-0536 (have your proxy card in hand when you call);

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Vote by Mail, if you received a printed copy of the proxy materials, by returning the enclosed proxy card (signed and dated) in the envelope provided; or

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Vote online at the virtual Special Meeting, (have your proxy card in hand when you access the virtual meeting website).

If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.
A list of stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder for any purpose relevant to the meeting for at least ten days prior to December 15, 2025. Please e-mail ir@leaptx.com if you wish to examine the stockholder list prior to the virtual Special Meeting. The stockholder list will be available in electronic form during the Special Meeting online at https://www.cstproxy.com/leaptx/sm2025.
Whether or not you plan to attend the Special Meeting online, we urge you to take the time to vote your shares. Further information about how to attend the Special Meeting online, vote your shares online during the Special Meeting and submit your questions online during the Special Meeting is included in the accompanying proxy statement.
If you have any questions or need assistance voting your shares, please contact our Proxy Solicitor:
Laurel Hill Advisory Group, LLC
2 Robbins Lane, Suite 201
Jericho, New York 11753
Banks and Brokers Call (516) 933-3100
All Others Call Toll-Free (888) 742-1305
By Order of the Board of Directors,
Christopher K. Mirabelli, Ph.D.
Cambridge, Massachusetts
November 3, 2025
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 15, 2025
The Company’s Notice of Special Meeting and Proxy Statement are are available on the Internet at https://www.cstproxy.com/leaptx/sm2025.

i

Leap Therapeutics, Inc.
47 Thorndike Street, Suite B1-1
Cambridge, MA 02141
PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 15, 2025
This proxy statement is being furnished in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the Special Meeting of Stockholders of Leap Therapeutics, Inc., (the “Special Meeting”) to be held virtually via the Internet at https://www.cstproxy.com/leaptx/sm2025 on December 15, 2025 at 11 a.m., Eastern Time, and at any adjournment or postponement thereof.
We will hold the Special Meeting in a virtual format only, via the Internet, with no physical in-person meeting. Our stockholders will be able to attend, vote, and submit questions at the Special Meeting by visiting https://www.cstproxy.com/leaptx/sm2025. Further information about how to attend the Special Meeting online, vote your shares online during the meeting and submit questions during the meeting is included in this proxy statement.
As always, we encourage you to vote your shares in advance of the Special Meeting. You are entitled to vote if you are a stockholder of record as of the close of business on October 24, 2025. As used in this proxy statement, the terms “Leap,” “we,” “us,” and “our” mean Leap Therapeutics, Inc. unless the context indicates otherwise.
All proxies will be voted in accordance with the instructions contained in those proxies. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Special Meeting of Stockholders.

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement, and the documents incorporated by reference into this proxy statement, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which reflect our current views with respect to, among other things, our operations and financial performance. Such statements are based upon our current plans, estimates and expectations that are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters including statements relating to the anticipated benefits and timing of the Financing Transaction and related transactions, the intended use of proceeds from the Financing Transaction, the assets to be held by the Company, the expected future market, price and liquidity of the digital assets the Company acquires, the macro and political conditions surrounding digital assets, the Company’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and the expected financial impacts of the proposed transactions described herein. Each forward-looking statement contained herein, and in our other reports or information the Company has or may file with the Securities and Exchange Commission (the “SEC”), is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the risk that the Financing Transaction and related transactions may not be completed in a timely manner or at all; failure to realize the anticipated benefits of the transactions and the proposed digital asset treasury strategy; changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s operations and business, including the highly volatile nature of the price of cryptocurrencies; the risk that the price of the Company’s Common Stock may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; our ability to comply with the continued listing requirements of the Nasdaq Capital Market (“Nasdaq”), as well as those risks and uncertainties identified under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 26, 2025 and other information the Company has or may file with the SEC.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING
Why am I receiving these materials?
The Company is sending these materials to stockholders to help them decide how to vote their shares of Common Stock with respect to the Stockholder Proposals to be considered at the Special Meeting to be held virtually at https://www.cstproxy.com/leaptx/sm2025 on December 15, 2025 at 11 a.m., Eastern Time, and you should read them carefully.
The main proposals to be voted on at the Special Meeting are:
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The “Authorized Share Increase Proposal” to amend the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of shares that the Company is authorized to issue from two hundred fifty million (250,000,000) shares to five hundred million (500,000,000) shares, of which four hundred ninety million (490,000,000) shall be designated as Common Stock, and to include clarifying language regarding the applicability of recently amended provisions of Section 242 of the DGCL.

•
The “Reverse Split Proposal” to permit the Board to amend the Charter and effect a reverse stock split of the Common Stock (the “Reverse Stock Split”) at a ratio to be determined within a range of one-for-five (1:5) and one-for-twenty (1:20) (or any number in between), to be effected in the sole discretion of the Board at any time within one year of the date of the Special Meeting without further approval or authorization from the Company’s stockholders.

•
The “EIP Proposal” to adopt the Company’s 2025 Equity Incentive Plan to allow for the grant of securities to employees, directors, advisors, and consultants.

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The “Private Placement Issuance Proposal” to permit the Company, for the purpose of complying with Nasdaq Listing Rule 5635, to issue shares in excess of 19.99% of the Company’s outstanding Common Stock upon the exercise of certain warrants issued to purchasers in the Financing Transaction, which issuance, if it were to occur, would be considered a “change of control” under Nasdaq rules.

•
The “Adjournment Proposal” to permit, that if the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve any of the other proposals, our proxy holders to move to continue, adjourn or postpone the Special Meeting at that time in order to enable our board of directors to solicit additional proxies.

Holders of the Common Stock will not be entitled to appraisal, dissenters’ or similar rights in connection with these proposals.
Who is soliciting my vote?
The Board of Leap Therapeutics, Inc. is soliciting your vote for the proposals to be voted on at the Special Meeting.
Who can vote at the Special Meeting?
Our Board has fixed October 24, 2025 as the record date for the Special Meeting (the “Record Date”). If you are a stockholder of record as of the close of business on the Record Date, you are entitled to vote (in person at the virtual meeting or by proxy) all of the shares that you held on that date at the Special Meeting and at any postponement or adjournment thereof on each matter where such stockholder has voting power.
What happens if I sell my shares after the Record Date but before the Special Meeting?
If you transfer any of your shares of Common Stock after the Record Date but before the date of the Special Meeting, you will retain your right to vote at the Special Meeting.

How many votes can be cast by all stockholders?
A total of 56,651,840 shares of Common Stock of Leap were outstanding as of the Record Date on October 24, 2025 and are entitled to be voted at the Special Meeting. Each share of Common Stock is entitled to one vote on each matter presented at the Special Meeting, subject to the voting limitations applicable to Proposal No. 4, as described immediately below. There is no cumulative voting.
Of the 56,651,840 shares of our Common Stock issued and outstanding and entitled to vote as of the Record Date, 15,212,311 shares of Common Stock were issued in connection with the transactions contemplated by the Securities Purchase Agreement (as defined below) and are not entitled to vote on Proposal No. 4 (as defined below) for the purposes of the listing rules of the Nasdaq Stock Market LLC (“Nasdaq”).
If you were issued shares of Common Stock in the same transaction in which you received Pre-Funded Warrants or Common Warrants, Nasdaq Stock Market LLC (“Nasdaq”) listing rules prohibit your votes with respect to such shares of Common Stock from being counted, for the purposes of the Nasdaq listing rules, in determining whether the stockholder approval with respect to the issuance of shares upon exercise of such Pre-Funded Warrants or Common Warrants is granted. Votes with respect to such shares of Common Stock will be counted for the purpose of approving the applicable proposal for the purposes of complying with Delaware law.
How do I attend the Special Meeting?
The Special Meeting will be conducted as a virtual meeting of stockholders. We will host the Special Meeting live online via webcast. You will be able to attend the Special Meeting online, vote your shares online during the Special Meeting and submit your questions online during the Special Meeting by visiting https://www.cstproxy.com/leaptx/sm2025. There will not be a physical meeting location and you will not be able to attend the Special Meeting in person. The webcast will start at 11:00 a.m., Eastern Time, on December 15, 2025. You will need the control number included on your proxy card or voting instruction form in order to be able to enter the Special Meeting online. Information contained on this website is not incorporated by reference into this proxy statement or any other report we file with the SEC.
Online check-in will begin at 10:45 a.m., Eastern Time, on December 15, 2025, and you should allow ample time for the online check-in proceedings. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Special Meeting log-in page. Technical support will be available starting at 10:45 a.m., Eastern Time, on the day of the Special Meeting.
How do I vote?
If you are a stockholder of record and your shares of Common Stock are registered directly in your name, you may vote:
•
By Internet.   Go to the website of our tabulator, Continental Stock Transfer and Trust Company (“CST”) at www.cstproxyvote.com. Use the vote control number printed on the proxy card to access your account and vote your shares. You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions. You must submit your Internet proxy before 11:59 p.m., Eastern Time, on December 14, 2025, the day before the Special Meeting, for your proxy to be valid and your vote to count.

•
By Telephone.   Call 1-866-894-0536, toll free from the United States, Canada and Puerto Rico, and follow the recorded instructions. You will need to have your proxy card in hand when you call. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. Your shares will be voted according to your instructions. You must submit your telephonic proxy before 11:59 p.m., Eastern Time, on December 14, 2025, the day before the Special Meeting, for your proxy to be valid and your vote to count.

•
By Mail.   If you received a printed copy of the proxy materials, complete and sign your enclosed proxy card and mail it in the enclosed postage prepaid envelope to CST. CST must receive the proxy card no later than December 14, 2025, the day before the Special Meeting, for your proxy to be valid and your vote to count. Your shares will be voted according to your instructions. If you do not specify how you want your shares voted, they will be voted as recommended by our Board.
•
Online virtually while attending the Special Meeting:   If you attend the Special Meeting online, you may vote your shares online while virtually attending the Special Meeting by visiting https://www.cstproxy.com/leaptx/sm2025. You will need your control number included on your proxy card in order to be able to vote during the virtual Special Meeting.

If your shares of Common Stock are held in street name (held for your account by a broker or other nominee), you may vote:
•
By Internet or by Telephone.   You will receive instructions from your broker or other nominee if you are permitted to vote by internet or telephone.

•
By Mail.   You will receive instructions from your broker or other nominee explaining how to vote your shares. You should follow those instructions.

•
Online while virtually attending the Special Meeting:   You will receive instructions from your broker or other nominee explaining how you can vote your shares online during the virtual Special Meeting. You will need the control number included on your proxy card or voting instruction form in order to demonstrate proof of beneficial ownership and to be able to vote during the Special Meeting.

Who pays the cost for soliciting proxies?
This proxy is solicited on behalf of the Board of Leap. Leap will bear the cost of solicitation of proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding Common Stock. Leap may solicit proxies by mail, personal interview, telephone or via the internet through its officers, directors and other management employees, who will receive no additional compensation for their services, or through a proxy solicitation firm, who will receive compensation for their services. Leap Therapeutics has retained Laurel Hill Advisory Group, LLC (“Laurel Hill”) to assist with the solicitation of proxies for a fee of $7,500 plus reimbursement for certain out-of-pocket expenses and charges for telephone calls made and received in connection with the solicitation. Laurel Hill may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. If you have questions or need assistance voting your shares, please call our proxy solicitor, Laurel Hill, at:
Laurel Hill Advisory Group, LLC
2 Robbins Lane, Suite 201
Jericho, New York 11753
Banks and Brokers Call (516) 933-3100
Can I change or revoke my vote?
If your shares are registered directly in your name, you may revoke your proxy and change your vote before or at the Special Meeting. To do so, you must do one of the following:
1)
Vote over the Internet or by telephone prior to the Special Meeting as instructed above. Only your latest Internet or telephone vote submitted prior to the Special Meeting is counted. You may not change your vote over the Internet or by telephone after 11:59 p.m., Eastern Time, on December 14, 2025, the day before the Special Meeting.

2)
Sign a new proxy card and submit it by mail as instructed above. Only your latest dated proxy that was received by CST by 11:59 p.m., Eastern Time, on December 14, 2025 will be counted.

3)
Attend the virtual Special Meeting and vote online as instructed above. Attending the virtual Special Meeting will not revoke your Internet vote, telephone vote or proxy submitted by mail, as the case may be.

If your shares are held in street name, you may submit new voting instructions by contacting your broker or other nominee. You may also vote your shares online while virtually attending the Special Meeting, which will have the effect of revoking any previously submitted voting instructions.

Will my shares be voted if I do not return my proxy or do not provide specific voting instructions on the proxy card or voting instruction form that I submit?
If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet prior to the Special Meeting, by telephone, by returning your proxy by mail, or online at the virtual Special Meeting. If you indicate when voting on the Internet or by telephone that you wish to vote as recommended by our Board or sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board on all matters presented in this proxy statement at the Special Meeting.
If your shares are held in street name, your broker or other nominee may, under certain circumstances, vote your shares if you do not timely return your voting instructions. Brokers and other nominees can vote their customers’ unvoted shares on discretionary matters but cannot vote such shares on non-discretionary matters. If you do not timely return a proxy to your broker or other nominee to vote your shares, your broker or other nominee may, on discretionary matters, either vote your shares or leave your shares unvoted.
We encourage you to timely provide voting instructions to your broker or other nominee. This ensures that your shares will be voted at the Special Meeting according to your instructions.
How many shares must be present to hold the Special Meeting?
The holders of at least a majority of the issued and outstanding shares entitled to vote, present in person or represented by proxy, must be present to hold the Special Meeting and conduct business. This is called a quorum. Abstentions and “broker non-votes,” if any, will be counted as present and entitled to vote for purposes of determining whether a quorum is present for the transaction of business at the Special Meeting.
“Broker non-votes” are shares represented at the Special Meeting held by brokers, bankers or other nominees (i.e., in “street name”) and do not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Generally, brokerage firms may vote on “discretionary” or “routine” items. In contrast, brokerage firms may not vote on “non-discretionary” items. Accordingly, if you do not instruct your broker how to vote your shares on “non-discretionary” matters, your broker will not be permitted to vote your shares on these matters. This is a “broker non-vote.”
If a quorum is not present, we expect to adjourn the Special Meeting until we obtain a quorum. Shares present virtually during the Special Meeting will be considered shares of Common Stock represented in person at the Special Meeting.
When are this proxy statement and the accompanying material scheduled to be sent to stockholders?
This proxy statement and accompanying proxy card, or for shares held in street name (held for your account by a broker or other nominee), voting instruction form, are scheduled to be first sent to stockholders beginning on or about November 3, 2025.
What vote is required to approve each item?
Required Vote — Approval of the Authorized Share Increase Proposal (Proposal No. 1).   The affirmative vote of a majority of shares of our Common Stock entitled to vote is required to approve the Authorized Share Increase Proposal. We believe that Proposal No. 1 is a non-discretionary matter. Broker non-votes (if any) and abstentions will have the same effect as votes cast “against” the proposal.
Required Vote — Approval of the Reverse Stock Split Proposal (Proposal No. 2).   The affirmative vote of a majority of votes cast “for” the proposal must exceed the votes cast “against” the proposal for the approval of the Reverse Stock Split Proposal. We believe that Proposal No. 2 is a non-discretionary matter. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.
Required Vote — Approval of the EIP Proposal (Proposal No. 3).   The affirmative vote of a majority of the votes cast “for” the proposal by stockholders present, in person or by proxy, and entitled to vote at the Special Meeting, will be required to approve the EIP Proposal. We believe that Proposal No. 3 is a non-discretionary matter. Abstentions will have the same effect as votes cast “against” the proposal. Broker non-votes (if any) will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.
Required Vote — Approval of the Private Placement Issuance Proposal (Proposal No. 4).   The affirmative vote of a majority of the votes cast “for” the proposal by stockholders present, in person or by proxy, and entitled to vote on this Proposal No. 4 at the Special Meeting, will be required to approve the Private Placement Issuance Proposal. We believe that Proposal No. 4 is a non-discretionary matter. Abstentions will have the same effect as votes cast “against” the proposal. Broker non-votes (if any) will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal. See Proposal No. 4 for discussion of additional voting limitations applicable to certain stockholders with respect to this proposal.
Required Vote — Approval of the Adjournment Proposal (Proposal No. 5).   The affirmative vote of a majority of the votes cast “for” the proposal by stockholders present, in person or by proxy, and entitled to vote at the Special Meeting, will be required to approve the Adjournment Proposal. We believe that Proposal No. 5 is a non-discretionary matter. Abstentions will have the same effect as votes cast “against” the proposal. Broker non-votes (if any) will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.
If the Special Meeting is postponed for any purpose, at any subsequent reconvening of the Special Meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Special Meeting unless you withdraw or revoke your proxy.
How does the Board recommend that I vote?
Our Board unanimously recommends that you vote your shares:
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“FOR” the Authorized Share Increase Proposal;

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“FOR” the Reverse Stock Split Proposal;

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“FOR” the EIP Proposal;

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“FOR” the Private Placement Issuance Proposal; and

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“FOR” the approval of the Adjournment of the Special Meeting.

Could other matters be decided at the Special Meeting?
No business may be transacted at the Special Meeting except that referred to in the Notice of the Special Meeting, or in a supplemental notice given also in compliance with the provisions of the Company’s Amended and Restated By-laws, or such other business as may be germane or supplementary to the business that is stated in the Notice of the Special Meeting or any supplemental notice. The Company does not know of any other matters that may be presented for action at the Special Meeting other than the Authorized Share Increase Proposal, the Reverse Split Proposal, the EIP Proposal, the Private Placement Issuance Proposal and the Adjournment Proposal.
What happens if the Special Meeting is postponed?
Your proxy may be voted at the postponed meeting. You will still be able to change your proxy until it is voted.
Where can I find the voting results of the Special Meeting?
The preliminary voting results will be announced at the Special Meeting if known at that time, or otherwise will be disclosed on a Current Report on Form 8-K within four business days after the date of the Special Meeting. All reports the Company files with the SEC are publicly available when filed.

Will a stockholder list be available for review?
A complete list of registered stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder, for any purpose related to the meeting, for ten days prior to the meeting during ordinary business hours at our principal offices located at 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141, and throughout the Special Meeting.
Who should I call if I have any additional questions?
If you hold your shares directly, please call our Proxy Solicitor, Laurel Hill Advisory Group, LLC at (888) 742-1305, or Douglas E. Onsi, Secretary of the Company, at (617) 218-1116. If your shares of Common Stock are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.

DISCUSSION OF THE FINANCING TRANSACTION
Introduction
We have called the Special Meeting to ask our stockholders to support proposals that are critical in order to fully execute the intent behind the Company’s Financing Transaction and to provide the Company with additional financial flexibility with respect to future issuances of equity.
Overview of the Financing Transaction
During 2025, our management and the Board continued to evaluate our available capital in view of general economic conditions, the market reaction to our clinical trial results, and the conditions in the biopharmaceutical industry specifically, and in view of our efforts to develop, obtain regulatory approval for and commercialize our products. To address our capital needs, our management and the Board determined that it would be prudent to explore various alternatives to increase capital, including methods of generating capital through licensing, mergers or strategic combinations, and the sale of debt or equity securities through a private placement, public offering or rights offering. The Company retained JPMorgan to engage with large pharmaceutical companies and Raymond James to conduct a strategic alternatives process focused on reverse merger opportunities. Neither of these processes resulted in a transaction. After considering our strategic alternatives, declining cash balance, and available options in consultation with our financial advisors, our management proposed to the Board that we explore the feasibility of selling equity securities in a private placement that included a digital asset treasury strategy, and the Board authorized us to investigate this method of raising capital.
Following negotiations with several interested parties, the Board approved a $58.88 million private placement led by Winklevoss Capital and all related agreements and transactions, which was completed on October 6, 2025, after the Board determined that the transaction was fair to, and in the best interest of the Company and its stockholders. Each member of the Board reviewed the drafts of the Securities Purchase Agreement, the Pre-Funded Warrants, the Common Stock Warrants, the Registration Rights Agreement, the Lead Investor Agreement and the related transaction documents and approved the execution of the transaction documents, each in substantially the form presented to the Board and as described in further detail below, and the transactions contemplated by the Securities Purchase Agreement.
Securities Purchase Agreement
On October 6, 2025, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the investors named therein (the “Purchasers”), for the private placement (the “Private Placement”) of (i) an aggregate of 15,212,311 shares (the “Shares”) of common stock of the Company, par value $0.001 per share (the “Common Stock”), at an offering price of $0.52064 per share, (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 80,768,504 shares of Common Stock (the “Pre-Funded Warrant Shares”) at an offering price of $0.51964 per Pre-Funded Warrant, each exercisable for one share of Common Stock at the exercise price of $0.001 per Pre-Funded Warrant Share, and (iii) common warrants (the “Common Warrants” and together with the Shares and Pre-Funded Warrants, the “Securities”) to purchase up to an aggregate of 71,985,605 shares of Common Stock (the “Common Warrant Shares”), each exercisable for one share of Common Stock at the exercise price of $0.5335 per Common Warrant Share.
The Private Placement closed on October 8, 2025 (the “Closing Date”). The aggregate gross proceeds of the Private Placement were approximately USD $58.88 million, before deducting fees and expenses.
The Common Warrants are exercisable in cash or by means of a cashless exercise. They will expire on the tenth anniversary of their date of issuance. The exercise price and the number of shares of Common Stock issuable upon exercise of each Common Warrant is subject to appropriate adjustment in the event of certain stock dividends, stock splits, stock combinations, or similar events affecting the Common Stock. The Common Warrants may not be exercised if the aggregate number of shares of Common Stock beneficially owned by the holder thereof (together with its affiliates) immediately following such exercise would exceed a specified beneficial ownership limitation; provided, however, that a holder may increase or decrease the beneficial ownership limitation by giving notice to the Company (with 61 days’ notice required for increases), but not to any percentage in excess of 19.99%. The Pre-Funded Warrants are exercisable in cash or by means of a cashless exercise and will not expire until the date such Pre-Funded Warrants are fully exercised. The unfunded exercise price of each Pre-Funded Warrant will equal $0.001 per underlying Pre-Funded Warrant Share. The exercise price and the number of shares of Common Stock issuable upon exercise of each Pre-Funded Warrant is subject to appropriate adjustment in the event of certain stock dividends, stock splits, stock combinations, or similar events affecting the Common Stock. The Pre-Funded Warrants may not be exercised if the aggregate number of shares of Common Stock beneficially owned by the holder thereof (together with its affiliates) immediately following such exercise would exceed a specified beneficial ownership limitation; provided, however, that a holder may increase or decrease the beneficial ownership limitation by giving notice to the Company (with 61 days’ notice required for increases), but not to any percentage in excess of 19.99%.
The Company intends to use the net proceeds from the Private Placement for its recently announced digital asset treasury strategy, pursuant to which the Company plans to pursue a number of strategic initiatives involving investment in tokens and digital asset treasury activities. The Company will also use a portion of the proceeds to continue development of the Company’s therapeutic programs, including FL-501 and sirexatamab, as well as to pay the transaction costs and fees, and for working capital and general corporate purposes.
The Securities Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties and termination provisions. Pursuant to the Securities Purchase Agreement, the Company has agreed to certain restrictions on the issuance and sale of the Company’s securities for a period beginning on the date of the Securities Purchase Agreement until the thirtieth (30th) day following the Closing Date, subject to certain exceptions.
The Securities issued pursuant to the Securities Purchase Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and were issued pursuant to the exemption from registration provided for under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. The Company relied on this exemption from registration based in part on representations made by the Purchasers. The Securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
Registration Rights Agreement
In connection with the Private Placement, the Company and the Purchasers entered into a Registration Rights Agreement, dated October 6, 2025 (the “Registration Rights Agreement”), providing for the registration for resale of the Shares, the Common Warrant Shares, and the Pre-Funded Warrant Shares on an effective registration statement, pursuant to a registration statement (the “Resale Registration Statement”) to be filed with the U.S. Securities and Exchange Commission (the “SEC”) no later than thirty (30) days following the written demand by any Purchaser. The Company has agreed to use commercially reasonable efforts to cause the Resale Registration Statement to be declared effective as promptly as possible, but in no event later than the tenth (10th) calendar day following its filing date, or, in the event of a review by the SEC, the seventy-fifth (75th) calendar day following the filing date (provided, that if the SEC is closed for operations due to a government shutdown, the effectiveness date shall be extended by the same number of trading days on which the SEC remains closed), and to keep the Resale Registration Statement continuously effective from the date on which the SEC declares the Resale Registration Statement to be effective until (i) the date on which the Purchasers shall have resold or otherwise disposed of all the Registrable Securities (as such term is defined in the Registration Rights Agreement) covered thereby, or (ii) the date on which the Registrable Securities may be resold by the Purchasers without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 or any other rule of similar effect.
The Company has granted the Purchasers customary indemnification rights in connection with the Registration Rights Agreement. The Purchasers have also granted the Company customary indemnification rights in connection with the Registration Rights Agreement.

The foregoing descriptions of the Securities Purchase Agreement, Registration Rights Agreement, the Common Warrants and the Pre-Funded Warrants are not complete and are qualified in their entirety by reference to the forms of Securities Purchase Agreement, Registration Rights Agreement, Common Warrant and Pre-Funded Warrant, which are filed as exhibits to a Current Report on Form 8-K filed on October 9, 2025 (the “Closing Form 8-K”), and incorporated herein by reference.
Lead Investor Agreement
On October 6, 2025, the Company entered into a Lead Investor Agreement (the “Lead Investor Agreement”) with Winklevoss Treasury Investments, LLC (the “Lead Investor”) to secure the commitment of the Lead Investor in the Private Placement. Pursuant to the Lead Investor Agreement, as of the Closing Date, the Board increased the size of the Board to twelve members and, subject to applicable corporate governance requirements, granted the Lead Investor the right to nominate two directors to the Board to fill the vacancies (the “Investor Designees”), one of whom shall act as chair of the Board. From and after the Closing Date, so long as the Lead Investor continues to beneficially own at least 16.7% of the Common Stock, the Lead Investor shall have the right to designate two Investor Designees, one of whom shall also be chair of the Board, and for so long as the Lead Investor continues to beneficially own at least 8.33% but less than 16.7% of the Common Stock, the Lead Investor shall have the right to designate one Investor Designee, who shall also be the chair of the Board. The Company has agreed to use its reasonable best efforts to cause the Investor Designees to be elected to the Board (including recommending that the Company’s stockholders vote in favor of the election of the Investor Designees). The Lead Investor Agreement also contains customary representations and warranties, confidentiality provisions and limitations on liability.
The foregoing description of the Lead Investor Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Lead Investor Agreement, a copy of which was attached as an exhibit to the Closing Form 8-K, and incorporated herein by reference.
Placement Agent Agreement
Parcrest International (“Parcrest”) served as the Company’s placement agent in connection with the Private Placement. The Company paid Parcrest $1.5 million, of which $1.0 million was paid in cash and the remainder in the form of warrants (the “Placement Agent Warrants”), which were of the same series and have the same terms as the Common Warrants, to purchase up to 4,000,000 shares of Common Stock. The Placement Agent agreed that it shall not sell, transfer, assign, pledge, or otherwise dispose of any of the Placement Agent Warrants or the warrant shares underlying the Placement Agent Warrants for a period of six (6) months following their issuance date, except with the prior written consent of both the Company and the Lead Investor.
Additional Information
This summary of the Financing Transaction is intended to provide you with basic information concerning those items. However, it is not a substitute for reviewing our periodic reports filed with the SEC, including our annual report for the fiscal year ended December 31, 2024, our quarterly reports and our current reports, which are incorporated herein by reference. See “General Information — Incorporation by Reference”. Aspects of the Financing Transaction involve risks and uncertainties, including those described or otherwise referred to in the section of this Proxy Statement entitled “Cautionary Information Regarding Forward-Looking Statements.”

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
Interests of Directors and Executive Officers
As described under the caption “Discussion of the Financing Transaction”, Winklevoss Capital, as Lead Investor, has the right to nominate two Investor Designees as directors of the Board, one of whom shall act as chair of the Board. If the Investor Designees are appointed to the Board and/ or to executive officer positions with the Company prior to the Special Meeting, each of the Investor Designees and Winklevoss Capital, as the largest owner of Pre-Funded Warrants and Common Warrants, will have an interest in the matters discussed herein, particularly with regard to Proposal No. 4.
Except as discussed above, none of our directors or executive officers have a substantial interest, direct or indirect, in the matters set forth herein.

PROPOSAL NO. 1 — APPROVAL OF THE AUTHORIZED SHARE INCREASE PROPOSAL
The Board is requesting stockholder approval of an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Charter”), to increase the the total number of shares that the Company is authorized to issue from two hundred fifty million (250,000,000) shares to five hundred million (500,000,000) shares, of which four hundred ninety million (490,000,000) shall be designated as Common Stock, and to include clarifying language regarding the applicability of recently amended provisions of Section 242 of the DGCL (the “First Charter Amendment”). This description is qualified in its entirety by the full text of the proposed First Charter Amendment that is attached as Annex A to this proxy statement.
Background
In order to ensure sufficient shares of Common Stock will be available for future issuance by the Company, the Board has approved, subject to stockholder approval, an amendment to our Charter to increase the number of shares authorized for issuance from 250,000,000 to 500,000,000 shares, of which 490,000,000 shares shall be Common Stock. You are being asked to consider and act upon this proposal to approve the First Charter Amendment which is attached as Annex A to this proxy statement. It is important that the Company have an appropriate number of authorized but unissued shares following the Financing Transaction to provide the Company with the flexibility to, among other things, undertake important strategic initiatives the Board may approve from time to time.
Under Delaware law, we may only issue shares of Common Stock to the extent such shares have been authorized for issuance under our Charter. From time-to-time, we issue shares of our Common Stock in connection with capital raises to fund operations and for other general corporate purposes. Upon each of these occurrences, the amount of available authorized shares decreases. Our Charter currently authorizes the issuance of up to 240,000,000 shares of Common Stock. However, as of October 24, 2025, 56,651,840 shares of Common Stock were issued and outstanding and 168,999,660 shares were reserved for issuance under outstanding warrants (including, but not limited to, 80,768,504 Pre-Funded Warrant Shares issuable upon exercise of the Pre-Funded Warrants, 71,985,605 Common Warrant Shares issuable upon exercise of the Common Warrants issued pursuant to the Financing Transaction and 4,000,000 Common Warrant Shares issuable upon exercise of the Placement Agent Warrants), and our equity compensation plans pursuant to outstanding and yet to be issued equity awards under the Company’s equity incentive plans. The proposed increase in the authorized Common Stock from 240,000,000 shares to 490,000,000 shares would provide the Company with the ability to issue additional equity and equity linked securities in the future to fund its operations and expected growth, and for other general corporate purposes.
In addition, the First Charter Amendment includes clarifying language intended to affirm that certain recent amendments to the DGCL apply to the Company. New Section 242(d) of the DGCL was enacted in August 2023, and it modified the statutory voting standard for stockholders to approve certain types of charter amendments, including the statutory voting standard required on charter amendments to effect certain increases or decreases in the authorized number of shares of a class of stock, or to effect recapitalizations, such as a reverse stock split. The proposed amendment is included to clarify that the “majority of the votes cast” voting standard provided by Section 242(d) of the DGCL applies to the Company when available.
Purpose and Effect of the Increase in the Amount of the Company’s Authorized Common Stock
It is important that the Company have an appropriate number of authorized but unissued shares, including following any potential exercise of warrants for Common Stock. This will provide the Company with the flexibility to, among other things, undertake important strategic initiatives the Board may approve from time to time.
We do not have any arrangements, commitments or understandings to issue any shares of our capital stock except in connection with our existing stock options and the Financing Transaction which was completed on October 8, 2025.
The Board is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed First Charter Amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.

As of October 24, 2025, there were:
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56,651,840 shares of Common Stock outstanding;

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80,768,504 shares exercisable upon exercise of pre-funded warrants at an exercise price of $0.001 per share;

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75,985,605 shares exercisable upon exercise of warrants at an exercise price of $0.5355 per share;

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2,594,503 shares exercisable upon exercise of warrants at an exercise price of $21.10 per share;

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690,813 shares exercisable upon exercise of warrants at an exercise price of $19.50 per share;

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5,450 shares exercisable upon exercise of warrants at an exercise price of $0.10 per share;

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3,301,398 shares exercisable upon vesting and exercise of outstanding stock options issued under our equity incentive plans; and

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5,653,287 shares available to be granted under our equity incentive plans.

We believe that the increase in the number of authorized shares of Common Stock is in the best interests of the Company and its stockholders.
If the Authorized Share Increase Proposal Is Not Approved
If Proposal 1 is not approved by the Stockholders, then the certificate of incorporation of the Company will not be amended to increase the amount of authorized shares of Common Stock.
If the Authorized Share Increase Proposal Is Approved
If the Authorized Share Increase Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and the authorized shares will be available for issuance. If the amendment is approved by the stockholders, the Board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, unless stockholder approval is otherwise required by law or the Marketplace Rules of the Nasdaq Stock Market which require stockholder approval for certain issuances of stock.
The additional common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding common stock of the Company.
Vote Required; Recommendation of Board
The affirmative vote of a majority of shares of our Common Stock entitled to vote is required to approve the Authorized Share Increase Proposal. Broker non-votes (if any) and abstentions will have the same effect as votes cast “against” the proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE AUTHORIZED SHARE INCREASE PROPOSAL.

PROPOSAL NO. 2 — APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL
Overview
Our Board has deemed it advisable, has approved and is hereby soliciting stockholder approval of, an amendment to our Charter (the “Second Charter Amendment”) to effect the Reverse Stock Split at a ratio between one-for-five (1:5) and one-for-twenty (1:20) (the “Split Ratio Range”), in the form set forth in Annex B to this proxy statement. The Reverse Stock Split Proposal, if approved by stockholders, would not immediately cause a reverse stock split, but rather would grant authorization to our Board to effect a reverse stock split (without reducing the number of authorized shares of our Common Stock), if and when determined by our Board.
If we receive the required stockholder approval, our Board would have the sole authority to elect, at any time within one year of the date of the Special Meeting, whether or not to effect a reverse stock split. Even with stockholder approval of the Reverse Stock Split Proposal, our Board will not be obligated to pursue the Reverse Stock Split. Rather, our Board will have the flexibility to decide whether or not the Reverse Stock Split (and at what ratio within the Split Ratio Range) is in the best interests of the Company.
If approved by our stockholders and, following such approval, our Board determines that effecting a Reverse Stock Split is in the best interests of the Company and our stockholders, the Reverse Stock Split would become effective upon filing the Second Charter Amendment with the Secretary of State of the State of Delaware. As filed, the Second Charter Amendment would state the number of outstanding shares to be combined into one share of our Common Stock, at the ratio approved by our Board within the Split Ratio Range. The Second Charter Amendment would not change the par value of our Common Stock and would not impact the total number of authorized shares of our Common Stock. Therefore, upon effectiveness of the Reverse Stock Split, the number of shares of our Common Stock that are authorized and unissued will increase relative to the number of issued and outstanding shares of our Common Stock.
Although we are seeking approval to effect the Reverse Stock Split to regain compliance with Nasdaq’s minimum bid price requirement, as further described below, under Section 242(c) of the DGCL, our Board has reserved the right, notwithstanding our stockholders’ approval of the proposed Second Charter Amendment at the Special Meeting, to abandon the proposed Second Charter Amendment at any time (without further action by our stockholders) before the Second Charter Amendment is filed with the Secretary of State of the State of Delaware. Our Board may consider a variety of factors in determining whether or not to proceed with the proposed Second Charter Amendment, or the ratio of the Reverse Stock Split, including overall trends in the stock market, recent changes and anticipated trends in the per-share market price of our Common Stock, business developments, and our actual and projected financial performance.
Purpose of the Reverse Stock Split
Our objective in effectuating the Reverse Stock Split is to attempt to raise the per-share trading price of our Common Stock to meet Nasdaq’s continued listing requirements, which requires, among other things, that our Common Stock have a minimum per share bid price of $1.00 per share.
On October 31, 2025, the closing bid price for our Common Stock on Nasdaq Capital Market was $0.447 per share. The Board also believes that a higher stock price may help generate investor interest in Leap among larger investment funds that have requirements around the minimum stock price of the companies that they own. If the Reverse Stock Split successfully increases the per share price of our Common Stock, the Board also believes this may increase the dollar value of the trading volume in our Common Stock and facilitate future financings by the Company.
Nasdaq Listing Requirements
Minimum Bid Requirement — Continued Listing
As previously reported, on March 12, 2025, the Company received a notification letter (the “Closing Bid Price Deficiency Letter”) from the Listing Qualifications staff of The Nasdaq Stock Market LLC notifying the Company that, based on the previous 30 consecutive business days, the closing bid price for the Company’s common stock has been below the minimum $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (“Rule 5550(a)(2)”). The Company had 180 days, or until September 8, 2025, to regain compliance with Rule 5550(a)(2) by maintaining a closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days. Additionally, Nasdaq notified the Company that it might be eligible for an additional compliance period of 180 calendar days if, on September 8, 2025, the Company met the continued listing requirement for market value of publicly held shares and all other applicable standards for initial listing on the Nasdaq Capital Market (with the exception of the closing bid price requirement) based on the Company’s then most recent public filings and market information, and the Company provided written notice to Nasdaq of its intent to cure during such additional compliance period of 180 calendar days the deficiency in the Company’s compliance with the minimum closing bid price requirement of Rule 5550(a)(2), including, without limitation, by effecting a reverse stock split, if necessary.
On September 2, 2025, the Company submitted a request to Nasdaq for an additional 180 calendar day period to regain compliance with the minimum bid price requirement and gave notice of its intention to cure the deficiency during the second compliance period by effecting a reverse split, if necessary.
On September 10, 2025, the Company received a letter (the “Second Bid Price Grace Period Letter”) from Nasdaq advising that the Company has been granted an additional 180 calendar day period, or until March 9, 2026, to regain compliance with the minimum bid price requirement. The determination was based on the Company meeting the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on the Nasdaq Capital Market with the exception of the bid price requirement. The second 180 day period relates exclusively to the bid price deficiency, and the Company may be delisted during the 180 days for failure to maintain compliance with any other listing requirements which occurs during this period.
The Company monitors closely the closing bid price of its common stock, and the other listing requirements, and plans for regaining compliance with Rule 5550(a)(2). While the Company plans to review all available options, there can be no assurance that it will be able to regain compliance with the bid price requirement or maintain compliance with the other applicable listing requirements during the additional 180 calendar day compliance period ending on March 9, 2026. If compliance cannot be demonstrated by March 9, 2026, Nasdaq will provide written notification that the Company’s securities will be delisted. At that time, the Company may appeal Nasdaq’s determination to a Hearings Panel and be asked to provide a plan to regain compliance. There can be no assurance that the Company would appeal Nasdaq’s delisting determination or that such an appeal would be successful.
As a result, there can be no assurance that the Company will regain compliance or otherwise maintain compliance with any of the other listing requirements without executing the Reverse Stock Split. Failure to approve the Reverse Stock Split may have serious, adverse effects on the Company and its stockholders.
As of October 31, 2025, our Common Stock closed at $0.447 per share on Nasdaq. The Reverse Stock Split, if effected, should have the immediate effect of increasing the price of our Common Stock as reported on Nasdaq, therefore reducing the risk that our Common Stock could be delisted from Nasdaq.
Our Board strongly believes that having flexibility to effect the Reverse Stock Split is necessary to maintain our listing on Nasdaq. Accordingly, the Board recommended that our stockholders approve the Reverse Stock Split Proposal to permit the Board to effect the Reverse Stock Split and directed that this proposal be submitted to our stockholders for approval at the Special Meeting.
Risks Associated with the Reverse Stock Split
There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in an increase in the per share price of our Common Stock.
The Company cannot predict whether the Reverse Stock Split would increase the market price for our Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:
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the market price per share will achieve the Minimum Bid Price Requirement for a sufficient period for continued inclusion on Nasdaq Capital Market;

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the market price per share of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding before the effective time of the Reverse Stock Split (the “Reverse Stock Split Effective Time”);

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the Reverse Stock Split will result in a per share price that will attract investors who do not trade in lower-priced stocks; and

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the Reverse Stock Split would promote greater liquidity for our stockholders with respect to their shares.

In addition, the Reverse Stock Split would reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, increasing the number of authorized but unissued shares of Common Stock. Therefore, the number of shares of our Common Stock that are authorized and unissued will increase relative to the number of issued and outstanding shares of our Common Stock following the Reverse Stock Split. The Board may authorize the issuance of the remaining authorized and unissued shares without further stockholder action for a variety of purposes, except as such stockholder approval may be required in particular cases by our Charter, applicable law, or the rules of any stock exchange on which our securities may then be listed. The issuance of additional shares would be dilutive to our existing stockholders and may cause a decline in the trading price of our Common Stock.
The market price of our Common Stock will also be based on the performance of the Company and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of the Reverse Stock Split.
Principal Effects of the Reverse Stock Split on the Market for Our Common Stock
On October 31, 2025, the closing bid price for our Common Stock on the Nasdaq Capital Market was $0.447 per share. By decreasing the number of shares of our Common Stock outstanding without altering the aggregate economic interest represented by the shares, we believe the market price would be increased. However, there can be no assurance that the market price of the Common Stock would rise to or maintain any particular level or that we would at all times be able to meet the requirements for maintaining the listing of our Common Stock on the Nasdaq Capital Market.
Principal Effects of the Reverse Stock Split on Our Common Stock
If our stockholders approve this Proposal No. 2, and if the Board determines to file the Second Charter Amendment to effect the Reverse Stock Split, the principal effect of the Second Charter Amendment would be to reduce the number of issued and outstanding shares of our Common Stock, in accordance with the Split Ratio Range. For example purposes, assuming 56,651,840 shares were outstanding as of the effective date of the Reverse Stock Split (which is the number of shares outstanding as of the Record Date), the number of issued and outstanding shares of our Common Stock would be reduced to between and including 11,330,368 shares and 2,832,592 shares.
If the Reverse Stock Split is effectuated, the total number of shares of our Common Stock that each stockholder holds would be reclassified automatically into the number of shares of our Common Stock equal to the number of shares of our Common Stock that each stockholder held immediately before the Reverse Stock Split divided by the ratio approved by Board within the Split Ratio Range. Effecting the Reverse Stock Split will not change the total authorized number of shares of our Common Stock. However, the reduction in the issued and outstanding shares would provide more authorized shares available for future issuance.
The Reverse Stock Split will be realized simultaneously for all shares of our Common Stock outstanding immediately prior to the Reverse Stock Split Effective Time. The Reverse Stock Split will affect all holders of shares of our Common Stock outstanding immediately prior to the Reverse Stock Split Effective Time uniformly, and each such stockholder will hold the same percentage of our Common Stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock

Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split will not change the par value of our Common Stock and will not reduce the number of authorized shares of our Common Stock. Our Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company’s continuing to be subject to the periodic reporting requirements of the Exchange Act.
Principal Effects of the Reverse Stock Split on Outstanding Options and Warrants
As of the Record Date, we had outstanding (a) stock options to purchase an aggregate of 3,301,398 shares of our Common Stock with exercise prices ranging from $1.81 to $99.00 per share, and (b) warrants to purchase an aggregate of 160,044,875 shares of our Common Stock with exercise prices ranging from $0.001 to $21.10 per share. Under the terms of the stock options and warrants, if and when the Reverse Stock Split becomes effective, the number of shares of our Common Stock covered by each of them would be divided by the number of shares being combined into one share of our Common Stock in the Reverse Stock Split, and the exercise or conversion price per share would be increased to a dollar amount equal to the current exercise or conversion price, multiplied by the number of shares being combined into one share of our Common Stock in the Reverse Stock Split. This results in the same aggregate price being required to be paid upon exercise as was required immediately preceding the Reverse Stock Split. The number of shares reserved under our 2016 Equity Incentive Plan (or 2016 Plan) and 2022 Equity Incentive Plan (or 2022 Plan) would decrease by the ratio approved by Board within the Split Ratio Range. If the 2025 EIP Proposal is approved at the Special Meeting and the 2025 EIP is adopted, the number of shares reserved under the 2025 EIP would also decrease by the ratio approved by the Board within the Split Ratio Range.
Principal Effects of the Reverse Stock Split on Legal Ability to Pay Dividends
Historically, our Board has not declared, nor does it have any plans to declare in the foreseeable future, any distributions of cash, dividends or other property, and we are not in arrears on any dividends. Therefore, we do not believe that the Reverse Stock Split would have any effect with respect to future distributions, if any, to holders of our Common Stock.
Accounting Matters
The Reverse Stock Split would not affect the par value of our Common Stock, which would remain unchanged at $0.001 per share. As a result, at the Reverse Stock Split Effective Time, the stated capital on our balance sheet attributable to our Common Stock would be reduced by the ratio approved by the Board within the Split Ratio Range. In other words, stated capital would be reduced by the ratio approved by the Board within the Split Ratio Range, and the additional paid-in capital account would be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of our Common Stock would be increased because there would be fewer shares of our Common Stock outstanding.
Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates
If the Leap stockholders approve the Second Charter Amendment, effecting the Reverse Stock Split Proposal, and if the Board still believes that the Reverse Stock Split is in the best interests of the Company and its stockholders, the Company will file the Second Charter Amendment with the Secretary of State of the State of Delaware following the determination by the Board of the appropriate Split Ratio Range. Beginning at the Reverse Stock Split Effective Time, each stock certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.
As soon as practicable after the Reverse Stock Split Effective Time, stockholders will be notified that the Reverse Stock Split has been effected. The Company expects that the Company’s transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent stock certificates representing pre-split shares in exchange for stock certificates (or book-entry positions) representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company. No new certificates (or book-entry positions) will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Shares held in book-entry form will be automatically exchanged. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.
Outstanding Shares
Our Charter currently authorizes us to issue a maximum of 240,000,000 shares of Common Stock. Our issued and outstanding securities as of October 24, 2025, are as follows:
•
56,651,840 shares of Common Stock outstanding;

•
80,768,504 shares exercisable upon exercise of pre-funded warrants at an exercise price of $0.001 per share;

•
75,985,605 shares exercisable upon exercise of warrants at an exercise price of $0.5355 per share;

•
2,594,503 shares exercisable upon exercise of warrants at an exercise price of $21.10 per share;

•
690,813 shares exercisable upon exercise of warrants at an exercise price of $19.50 per share;

•
5,450 shares exercisable upon exercise of warrants at an exercise price of $0.10 per share;

•
3,301,398 shares exercisable upon vesting and exercise of outstanding stock options issued under our equity incentive plans; and

•
5,653,287 shares available to be granted under our equity incentive plans.

If stockholders approve Proposal No. 1 to adopt the Authorized Share Increase Proposal at the Special Meeting, the Company will file the First Charter Amendment which will increase the number of shares of Common Stock we are authorized to issue from 240,000,000 to 490,000,000, which, if approved, is expected to occur prior to the implementation of any Reverse Stock Split that may be approved by this Proposal No. 2.
Fractional Shares
No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be reclassified, will be entitled, upon surrender to the exchange agent of certificates representing such shares, to a cash payment in lieu of any fractional shares they would otherwise be entitled to at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of our Common Stock on the Nasdaq on the date of the filing of the Second Charter Amendment effecting the Reverse Stock Split. For the foregoing purposes, all shares of Common Stock held by a holder will be aggregated (thus resulting in no more than one fractional share per holder). The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein.
Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where the Company is domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.
No Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
No Appraisal Rights
Under Delaware law, our Charter and our Bylaws, stockholders have no rights to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

Potential Anti-Takeover Effect
Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board, or contemplating a tender offer or other transaction for the combination of the Company with another company, the Reverse Stock Split Proposal is not being proposed in response to any effort of which the Company is aware to accumulate shares of our Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Company’s Board of Directors and stockholders. The Board does not currently contemplate recommending the adoption of any actions that could be construed to affect the ability of third parties to take over or change control of the Company.
Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split, if and when effected, for U.S. Holders (as defined below) of our Common Stock. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authorities, and current administrative rulings and pronouncements, all as in effect on the date of this Proxy Statement. Changes to these authorities, or the interpretation thereof, could alter the tax consequences described below, possibly with retroactive effect, which could result in the U.S. federal income tax consequences of the Reverse Stock Split differing substantially from the consequences summarized below. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance the Internal Revenue Service or the courts will accept the positions expressed below. The following discussion is for information purposes only and does not constitute tax or legal advice.
This summary is not a complete analysis of all potential tax consequences of the Reverse Stock Split for holders of our Common Stock. It applies only to Common Stock that is held, both before and after the Reverse Stock Split, as a “capital asset,” as defined in the Code (i.e., generally, property held for investment). It does not address the tax consequences of the Reverse Stock Split under state, local, or non-U.S. tax laws or under gift, excise, or other non-income tax laws. This summary also does not address the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the Reverse Stock Split (whether or not entered into in connection with the Reverse Stock Split), or the tax consequences to holders of options, warrants or similar rights to acquire Common Stock. Finally, this summary does not address the tax consequences applicable in a holder’s particular circumstances or to holders that are subject to special tax rules, including without limitation banks, financial institutions, insurance companies, regulated investment companies, mutual funds, real estate investment trusts, personal holding companies non-U.S. entities, nonresident alien individuals, broker-dealers, traders, dealers in securities, tax-exempt entities, persons who hold Common Stock as a position in a hedging transaction, “straddle,” “conversion transaction,” or other integrated or risk reduction transaction (including transactions treated as a constructive sales under Section 1259 of the Code), persons who hold their Common Stock through individual retirement or other tax-deferred accounts, holders of Common Stock that have a functional currency for U.S. federal income tax purposes other than the U.S. dollar, holders who acquired their Common Stock in a transaction subject to subject to one or more non-recognition provisions of the Code, or holders who acquired their Common Stock pursuant to the exercise of employee stock options or otherwise as compensation. Holders of our Common Stock subject to particular tax rules, including without limitation those described in the preceding sentence, are urged to consult their own tax advisors regarding the consequences to them of the Reverse Stock Split.
If an entity that is treated as a partnership for U.S. federal income tax purposes holds our Common Stock, the U.S. federal income tax treatment of a partner in the partnership or other pass-through entity will generally depend upon the status of the partner, the activities of the partnership or other pass-through entity and certain determinations made at the partner level.
For purposes of this discussion, a U.S. Holder means a beneficial owner of our common stock that is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof, or the District of Columbia; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States “persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.
THIS SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. EACH STOCKHOLDER IS URGED TO CONSULT WITH SUCH STOCKHOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, IF AND WHEN EFFECTED.
Tax Consequences of the Reverse Stock Split
We intend to treat the Reverse Stock Split, if and when effected, as a “recapitalization” for U.S. federal income tax purposes and therefore as a “reorganization” within the meaning of Section 368(a) of the Code, and the remainder of this summary assumes that the Reverse Stock Split will constitute a reorganization. As a result, a U.S. Holder generally will not recognize gain or loss in the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of our Common Stock (as described below). A U.S. Holder’s aggregate tax basis in the shares of our Common Stock resulting from the reclassification generally will equal the U.S. Holder’s aggregate tax basis in its pre-Reverse Stock Split shares of Common Stock (excluding any portion of such basis that is allocated to any fractional share of our Common Stock resulting from the reclassification, as described below). A U.S. Holder’s holding period in the shares of our Common Stock resulting from the reclassification should include such U.S. Holder’s holding period in its pre-Reverse Stock Split shares of Common Stock. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock held immediately prior to the Reverse Stock Split among the shares of our Common Stock resulting from the reclassification pursuant to the Reverse Stock Split. U.S. Holders should consult their tax advisors as to application of the foregoing rules where blocks of Common Stock were acquired at different times or at different prices.
Cash in Lieu of Fractional Shares
A U.S. Holder receiving cash in lieu of a fractional share of our Common Stock pursuant to the Reverse Stock Split will generally recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s tax basis in the shares of our Common Stock held immediately prior to the Reverse Stock Split that is allocated to such fractional share of Common Stock. Such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period in its pre-Reverse Stock Split shares exceeds one year at the time of the Reverse Stock Split and otherwise will be short-term capital gain or loss. Long-term capital gains of non-corporate U.S. Holders are generally subject to preferential tax rates. There are limitations on the deductibility of capital losses under the Code.
Information Reporting and Backup Withholding
A holder of Common Stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the Reverse Stock Split. To avoid backup withholding, each holder of Common Stock that does not otherwise establish an exemption should provide its taxpayer identification number and comply with the applicable certification procedures. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a holder’s U.S. federal income tax liability, provided the required information is timely and properly furnished to the Internal Revenue Service. Holders of Common Stock should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption, as well as the procedures for obtaining a credit or refund if backup withholding is imposed.
THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT,

IF AND WHEN EFFECTED, TO U.S. HOLDERS. IT IS NOT A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS THAT MAY BE IMPORTANT TO A PARTICULAR HOLDER. ALL HOLDERS OF OUR COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM, INCLUDING RECORD RETENTION AND TAX-REPORTING REQUIREMENTS, AND THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX LAWS.
Vote Required; Recommendation of Board
The affirmative vote of a majority of votes cast “for” the proposal must exceed the votes cast “against” the proposal for the approval of the Reverse Stock Split Proposal. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.
If the proposal is approved, it will become effective upon the filing of the Second Charter Amendment with the Delaware Secretary of State, which will occur at the sole discretion of the Board of Directors within one year of such approval.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL
NO. 2: TO GRANT THE BOARD AUTHORITY TO AMEND OUR CHARTER TO EFFECT A
REVERSE STOCK SPLIT.

PROPOSAL NO. 3 — APPROVAL OF THE LEAP THERAPEUTICS, INC. 2025 EQUITY
INCENTIVE PLAN
OVERVIEW
The 2025 Equity Incentive Plan (the “2025 EIP”) provides for a total of 31,454,785 shares of Common Stock that can be covered by grants (including shares that were available for grant at the time under our 2016 Equity Incentive Plan and our 2022 Equity Incentive Plan).
The Company proposes to adopt the 2025 EIP (“2025 EIP Proposal”) to increase the number of shares authorized for issuance as incentives to our employees, consultants, and Board members. The Board recommends that our stockholders approve the number of shares authorized for issuance under the 2025 EIP to 22,500,000 shares, plus the number of shares that are or become available for grant at the time under our 2016 Equity Incentive Plan and our 2022 Equity Incentive Plan. In the event that the Reverse Stock Split Proposal is adopted by the stockholders at the Special Meeting and subsequently implemented by the Board, then the aggregate number of shares authorized for issuance under the 2025 EIP (as well as the shares that are or become available under our 2016 Equity Incentive Plan and our 2022 Equity Incentive Plan) will be proportionately reduced.
The following is a summary of the 2025 EIP, which is qualified in its entirety by the complete text of the 2025 EIP attached as Annex C to this Proxy Statement. To the extent the description below differs from the 2025 EIP text in Annex C, the text of the 2025 EIP governs the terms and provisions of the 2025 EIP. Because our executive officers and Directors are eligible to receive awards under the 2025 EIP, they may be deemed to have a personal interest in the adoption of this proposal.
PURPOSES OF THE PROPOSAL
The Board has determined that it is very important that we continue to maintain an equity incentive plan that provides us with sufficient flexibility to create meaningful incentives for our senior executives and other employees. Accordingly, the Board believes that approval of the 2025 EIP is of critical importance to the Company and the creation of stockholder value.
The Board believes that the 2025 EIP:
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aligns the long-term interests of key employees and stockholders by creating a direct link between key employee compensation and stockholder return;

•
enables key employees to develop and maintain a substantial stock ownership in the Company; and

•
provides incentives for key employees to contribute to our success.

Based on an analysis of leading proxy advisory firms’ policies on equity-based compensation plans and the importance of long-term incentives in supporting the key objectives of our equity compensation program, and the equity incentive plans of our peer companies, management recommended, and the Board approved the proposed increase of 22,500,000 shares authorized for issuance under the 2025 EIP. The 2025 EIP would represent approximately 13.1% of our fully-diluted Common Stock as of October 24, 2025, taking into account the potential impact of shares issuable upon the the exercise of outstanding warrants and options to acquire shares of Common Stock, the vesting of outstanding restricted stock units, and the shares eligible for future grant under our equity incentive plans.
The Board has adopted the 2025 EIP, subject to stockholder approval. Our Board recommends a vote for approval of the 2025 EIP because it will allow us to continue to use equity-based incentives and promote the goals of our compensation strategy. Absent such approval, the 2025 EIP will not become effective. The 2025 EIP is being submitted to stockholders for approval. The Board believes it is in the best interest of the Company and its stockholders to approve the 2025 EIP.
In addition, when determining the number of shares authorized for issuance under the 2025 EIP, the Board and the compensation committee carefully considered the impact of the Financing Transaction on our equity incentive plans as a percentage of our fully-diluted capitalization, the potential dilution to our current stockholders, and the projected future share usage in order to recruit and retain employees.

We expect that the shares available for future awards, including the additional shares if this proposal is approved by our stockholders, will be sufficient for awards under the 2025 EIP for the next two years. Expectations regarding future share usage could be impacted by a number of factors such as hiring and promotion activity at the executive level; whether future awards are in the form of stock options and restricted stock awards or in the form of full value awards; the rate at which shares are returned to the 2025 EIP reserve upon the expiration, forfeiture or cash settlement of awards; the future performance of our stock price; consequences of acquiring other companies; and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations.
ADDITIONAL INFORMATION ON OUTSTANDING AWARDS AND GRANTS
The following provides additional information on the total awards outstanding under our existing equity incentive plans as of December 31, 2024 and October 24, 2025, and total grants made under the existing plans.
Overhang
The following table provides certain additional information regarding total awards outstanding at December 31, 2024 and October 24, 2025.
	As of December 31, 2024	As of October 24, 2025
Total number of shares of Common Stock subject to outstanding stock options	6,416,744	3,301,398
Weighted-average exercise price of outstanding stock options	$8.43	$9.63
Weighted-average remaining term of outstanding stock options	8.43	5.48
Total number of shares of Common Stock available for grant under the existing equity incentive plans	986,563	5,653,387
Summary of the 2025 EIP
The key features of the 2025 EIP are summarized below. A copy of the 2025 EIP is attached as Annex C to this Proxy Statement and is incorporated herein by reference. We encourage you to read the 2025 EIP in its entirety. By voting in favor of this proposal, you will be voting to approve the adoption of the 2025 EIP.
Stock Subject to the Plan
The maximum number of shares of Common Stock which may be issued pursuant to or subject to awards of equity incentive awards is 31,454,785 shares, as may be adjusted from time to time due to the evergreen provision (as defined below).
Purpose and Types of Awards
The purpose of our 2025 EIP is to provide incentives that will attract, retain and motivate officers, employees, directors, consultants and advisors to promote the success of the Company’s business by aligning the economic interests of participants with those of our stockholders. Our 2025 EIP provides for the issuance of options, stock appreciation rights, restricted stock, restricted stock units, performance units and stock grants.
Administration
The 2025 EIP is administered by our compensation committee, and our compensation committee determines the terms and conditions applicable to awards under the 2025 EIP. Our compensation committee also determines who will receive awards under the 2025 EIP and the form of award to be granted. The compensation committee has complete authority to interpret the 2025 EIP, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the 2025 EIP. The compensation committee’s determinations made in good faith on matters referred to in the 2025 EIP are final, binding and conclusive on all participants, beneficiaries, heirs, assigns or other persons having or claiming any interest under the 2025 EIP or an award made pursuant to the 2025 EIP.
Our Board may delegate authority under the 2025 EIP to one or more committees of the Board (other than the compensation committee) or to two or more members of the Board, as it deems appropriate. Subject to compliance with applicable securities laws and the applicable stock exchange rules, our Board, in its discretion, may perform any action of our compensation committee under the 2025 EIP. Subject to compliance with applicable law and applicable stock exchange requirements, the compensation committee (or our Board of Directors or other committee of the Board, as applicable) may delegate all or part of its authority to an executive officer or officers, as it deems appropriate, with respect to awards to employees or consultants or advisors who are not executive officers or directors under Section 16 of the Exchange Act. Our compensation committee, our Board of Directors, any other committee or executive officer, as applicable, that has authority with respect to a specific award will be referred to as “the committee” in this description of the 2025 EIP.
Shares Subject to the 2025 EIP
Subject to adjustment described below, our 2025 EIP provides that the maximum aggregate number of shares of common stock that may be issued pursuant to awards granted under the 2025 EIP is 31,454,785, which is calculated as follows: (i) 22,500,000 shares of common stock, plus (ii) 5,653,387 shares of common stock, which is the number of shares of common stock that remained available for awards under the 2016 Plan and the 2022 Plan as of October 24, 2025, plus (iii) 3,301,398 shares of common stock, which is the number of shares of common stock that are reserved for issuance for awards outstanding under the 2016 Plan and the 2022 Plan as of October 24, 2025. The number of shares in (ii) above will be reduced by the number of shares subject to awards that are granted under the 2016 Plan and the 2022 Plan after October 24, 2025 and before the termination of the 2016 Plan and the 2022 Plan, if any. The number of shares in (iii) above will be reduced by the number of shares of common stock issued pursuant to awards that are outstanding under the 2016 Plan and the 2022 Plan on October 24, 2025 and expire unexercised, if any.
The 2025 EIP contains an evergreen provision (the “evergreen provision”), pursuant to which the number of shares of common stock authorized under the foregoing provisions will be increased each January 1 by an amount equal to four percent (4%) of the sum, without duplication, of (i) all outstanding shares of common stock as of the end of the immediately preceding calendar year, (ii) the total number of shares of common stock underlying any and all warrants (including, without limitation, pre-funded warrants) issued by the Company that are outstanding as of the end of the immediately preceding calendar year, regardless of whether such warrants (including, without limitation, pre-funded warrants) are then vested or unvested or exercisable or unexercisable for any or all of the shares of common stock underlying such warrants (including, without limitation, pre-funded warrants), (iii) the total number of shares of common stock underlying any and all convertible securities issued by the Company (including, without limitation, shares of convertible preferred stock, convertible notes or convertible debt issued by the Company) that are outstanding as of the end of the immediately preceding calendar year, regardless of whether such convertible securities are then vested or unvested or are then convertible or not convertible for any or all of the shares of Stock underlying such convertible securities, and (iv) the total number of shares of common stock underlying any and all convertible securities (including, without limitation, shares of convertible preferred stock of the Company) and/or warrants (including, without limitation, pre-funded warrants) issuable by the Company upon exercise of any and all warrants (including, without limitation, pre-funded warrants) issued by the Company that are outstanding as of the end of the immediately preceding calendar year or upon conversion of any and all convertible securities issued by the Company (including, without limitation, shares of convertible preferred stock, convertible notes or convertible debt issued by the Company) that are outstanding as of the end of the immediately preceding calendar year, in either case regardless of whether such outstanding warrants (including, without limitation, pre-funded warrants) are then vested or unvested or exercisable or unexercisable and/or whether such outstanding convertible securities are then vested or unvested or are then convertible or not convertible; provided, however, that the Company may act to provide that there will be no such January 1 increase in the number of shares of common stock authorized under the 2025 EIP for a given year or that the increase in the number of shares of common stock authorized under the 2025 EIP for a given year will be a lesser number than would otherwise occur pursuant to the foregoing provisions of this sentence.
If any options or stock appreciation rights terminate, expire, or are canceled, without having been exercised, or if any other awards are forfeited, the shares of our common stock not purchased by or issued to the holder or which are forfeited, will again be available for awards under the 2025 EIP. In addition, if any shares of our common stock are withheld or previously owned shares are delivered, in each case in payment of the exercise price of an option, the number of shares available for issuance under our 2025 EIP will be reduced only by the net number of shares actually issued upon exercise of the option. If any stock appreciation rights are exercised, the number of shares available under the 2025 EIP will be reduced only by the net number of shares actually issued on exercise. Shares of our common stock delivered to or withheld by the Company in satisfaction of withholding tax obligations incurred in connection with any award will again be available for awards under the 2025 EIP. If any awards are paid in cash, and not in shares of our common stock, any shares of our common stock subject to such awards will also be available for future awards. Shares of common stock issued pursuant to the 2025 EIP may be either authorized but unissued shares or shares held by the Company in treasury.
Director Grant Limitations
The maximum grant date value of shares of common stock subject to awards made to any nonemployee member of the Board during any calendar year, taken together with any cash fees earned by such non-employee director for services rendered during the calendar year, will not exceed $2,000,000 in total value, with the value of such awards calculated based on the grant date fair value of such awards for financial accounting purposes.
Adjustments
If, at any time after the effective date of the 2025 EIP, the outstanding shares of common stock are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of common stock, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of common stock, an appropriate and equitable adjustment will be made in (i) the maximum numbers and kinds of shares available under the 2025 EIP and the individual share limits with respect to options and stock appreciation rights granted to any individual in any calendar year, (ii) the numbers and kinds of shares or other securities subject to the then outstanding awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding options and stock appreciation rights (without change in the aggregate purchase price as to which such options or stock appreciation rights remain exercisable), and (iv) the repurchase price of each share of restricted stock then subject to a vesting restrictions in the form of a Company repurchase right.
In the event of any corporate action not specifically covered in the paragraph above, including but not limited to extraordinary cash dividends, a corporate separation or other reorganization or liquidation, the committee may make such adjustments to outstanding awards and their terms as the committee deems equitable and appropriate in the circumstances. The committee may make adjustments to the terms and conditions of awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2025 EIP.
Eligibility
The committee may grant awards under the 2025 EIP to any officer or employee of, or consultant or advisor to, one or more of the Company and its affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any affiliate of the Company. Incentive stock options may be granted only to our employees and employees of our parent or subsidiary corporations, as defined in Section 424 of the Code. As of October 24, 2025, approximately six employees, nine non-employee directors, and five consultants were eligible to participate in the 2025 EIP.
Vesting
The committee determines the vesting and exercisability terms of awards granted under our 2025 EIP. The committee may accelerate the vesting and exercisability of any award at any time, subject to compliance with Section 422 of the Code.
Options
Under our 2025 EIP, the committee determines the exercise price of the options granted and may grant options to purchase shares of common stock in such amounts and with such terms and conditions as it determines. The committee may grant options that are intended to qualify as incentive stock options under Section 422 of the Code, or non-qualified stock options, which are not intended to so qualify. The exercise price of an option granted under our 2025 EIP cannot be less than the fair market value of a share of our common stock on the date the option is granted. The aggregate number of shares of common stock that may be issued or transferred under the 2025 EIP pursuant to incentive stock options under Section 422 of the Code may not exceed 62,909,570 shares of common stock.
The exercise price for any option is generally payable in cash or by check. In certain circumstances as permitted by the committee, the exercise price may be paid by (i) the delivery of shares of our common stock with an aggregate fair market value on the date the option is exercised equal to the exercise price; (ii) by payment through a broker in accordance with procedures established by the Federal Reserve Board; or (iii) by withholding shares of common stock subject to the exercisable option which have a fair market value on the date of exercise equal to the aggregate exercise price. The term of an incentive stock option cannot exceed ten years from the date of grant. Except as provided in the award agreement, an option, to the extent then exercisable, may only be exercised while a participant is employed by, or providing service to, us or within three months after termination of employment or service.
Stock Appreciation Rights
Under our 2025 EIP, the committee may grant stock appreciation rights, which may be granted separately or in tandem with any option. Stock appreciation rights granted with a non-qualified stock option may be granted either at the time the non-qualified stock option is granted or any time thereafter while the option remains outstanding. Stock appreciation rights granted with an incentive stock option may be granted only at the time the grant of the incentive stock option is made. The committee will establish the base amount of the stock appreciation right, which will be equal to or greater than the fair market value of a share of our common stock as of the date of grant or in the case of a stock appreciation right granted in tandem with an option, the exercise price of the option. Upon exercising an option with a tandem stock appreciation right, the related stock appreciation right will terminate, and upon the exercise of a stock appreciation right, the related option will terminate, in each case to the extent of an equal number of shares of our common stock. When a participant exercises a stock appreciation right, the participant will receive the excess of the fair market value of the underlying common stock over the base amount of the stock appreciation right. The appreciation of a stock appreciation right will be paid in shares of our common stock, cash or both. Except as provided in the award agreement, stock appreciation rights, to the extent then exercisable, may only be exercised while a participant is employed by, or providing service to, us or within three months after termination of employment or service.
Stock Grants
Under our 2025 EIP, the committee may grant stock grants solely in recognition of significant prior or expected contributions to the success of the Company and its affiliates, as an inducement of employment, in lieu of compensation otherwise already due or in such other limited circumstances as the committee may determine. A stock grant may be made without any forfeiture conditions.
Restricted Stock
Shares of restricted stock may be issued under the 2025 EIP for consideration (if any) in cash, other property or services, or any combination thereof, as determined by the committee. The committee determines the vesting terms, if any, and all other terms and conditions of each restricted stock award. Unless otherwise provided in the 2025 EIP or the applicable award agreement, during the period in which the restricted stock is subject to restrictions, the participant will have all of the rights of a stockholder, including the right to vote the shares subject to the award and the right to receive dividends on the stock subject to the award (but any dividends or other distributions payable in shares of stock or other securities of the Company will constitute additional restricted stock, subject to the same risk of forfeiture as the shares of restricted stock in respect of which such shares of stock or other securities are paid). The committee may permit or require that cash dividends be deferred. Unless the committee determines otherwise, any unvested restricted stock award will be forfeited if the participant’s employment or service is terminated for any reason.
Restricted Stock Units
Under our 2025 EIP, the committee may grant restricted stock units. Each restricted stock unit entitles the participant to a share of stock, cash or combination of the two, as determined by the committee, at the end of the applicable vesting period. Restricted stock units may vest based on performance of services or specified performance goals, as the committee may determine, which vesting conditions may be waived by the committee as it deems appropriate. Restricted stock units will be paid upon vesting. The committee may determine that participants will be entitled to receive payments equivalent to any dividends declared on the shares of stock subject to the restricted stock units, but such dividend equivalents will only vest and be paid to the extent that the restricted stock units vest and are paid. All unvested restricted stock units are forfeited if the participant’s employment or service is terminated for any reason, unless the committee determines otherwise.
Performance Units
The committee may grant performance units which will entitle the recipient to the value of a specified number of shares of stock, over the initial value for such number of shares, if any, established by the committee at the time of grant, at the close of a specified performance period to the extent specified business objectives, including but not limited to performance goals, have been achieved. The committee will set performance goals or other business objectives in its discretion which will determine the number and value of performance units that will be paid out to the participant, subject to the extent to which the performance goals or other business objectives are achieved during the applicable performance period.
Payment of any earned performance units will be made in a single lump sum following the close of the applicable performance period, in cash or shares of common stock, as determined by the committee. The committee may permit participants to receive dividends declared with respect to stock which has been earned based on performance, but not yet paid to the participant. The committee may permit or require a participant to defer receipt of the payment of earned performance units, subject to such rules and procedures as the committee may establish.
For purposes of the 2025 EIP, performance goals for the applicable performance period will be established by the committee based on one or more of the following performance criteria: (i) net earnings (either before or after one or more of (A) interest, (B) taxes, (C) depreciation and (D) amortization), (ii) gross or net sales or revenue, (iii) net income (either before or after taxes), (iv) adjusted net income, (v) operating earnings or profit, (vi) cash flow (including, but not limited to, operating cash flow and free cash flow, (vii) return on assets, (viii) return on capital, (ix) return on stockholders’ equity, (x) total stockholder return, (xi) return on sales, (xii) gross or net profit or operating margin, (xiii) costs, (xiv) expenses, (xv) working capital, (xvi) earnings per share, (xvii) adjusted earnings per share, (xviii) price per share, (xix) regulatory body approval for commercialization of a product, (xx) implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; (xxi) market share, (xxii) economic value, (xxiii) revenue, (xxiv) revenue growth and (xxv) operational and organizational metrics. The performance goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the committee. The committee will determine whether or to what extent there will not be taken into account any of the following events that occurs during a performance period: (a) asset writedowns, (b) litigation, claims, judgments or settlements, (c) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (d) accruals for reorganization and restructuring programs and (e) any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Standard Codification Section 225-20, (B) as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report to stockholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period.
Transaction; Change of Control
In the event of a Transaction (defined below), the committee has the discretion to take any of the following actions with respect to all or any (or any portion of) outstanding awards, subject to the limitations set forth in the 2025 EIP.
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provide that any awards will be assumed, or substantially equivalent rights will be provided in substitution therefor, by the acquiring or succeeding entity (or an affiliate thereof);

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upon written notice to the holders, provide that all or any of the holders’ unexercised outstanding options and stock appreciation rights will terminate immediately prior to the consummation of such Transaction unless exercised within a specified period following the date of such notice;

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provide that all or any awards that are subject to vesting will terminate or be forfeited or cancelled immediately prior to the consummation of such Transaction;

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provide that all or any outstanding options and stock appreciation rights will accelerate so as to become exercisable prior to or upon such Transaction with respect to some or all of the shares of common stock for which any such options and stock appreciation rights would not then otherwise be exercisable by their terms;

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provide that all or any outstanding awards that are subject to vesting will accelerate prior to or upon such Transaction with respect to part or all of any such awards;

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provide for cash payments, net of applicable tax withholdings, to be made to holders equal to the excess, if any, of (A) the acquisition price times the number of shares of common stock subject to an option or stock appreciation right (to the extent the exercise price does not exceed the acquisition price) over (B) the aggregate exercise price for all such shares of common stock subject to the option or stock appreciation right, in exchange for the termination of such option or stock appreciation right; provided, that if the acquisition price does not exceed the exercise price of any such option or stock appreciation right, the committee may cancel that option or stock appreciation right without the payment of any consideration therefore prior to or upon the Transaction;

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provide for cash payments, net of applicable tax withholdings, to be made to holder or holders of all or any awards (other than options) equal to the acquisition price times the number of shares of common stock subject to any such awards, in exchange for the termination of any such awards; provided, that the committee may terminate, cancel or cause the forfeiture of any such award that is not vested at the time of the consummation of such Transaction without the payment of any consideration therefor prior to or upon the Transaction;

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provide that, in connection with a liquidation or dissolution of the Company, all or any awards (other than restricted stock or stock grants) will convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings; or

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any combination of the foregoing.

If we experience a Change of Control (defined below), to the extent that the surviving entity declines to continue, convert, assume or replace outstanding awards in accordance with their respective terms, then, notwithstanding anything express or implied to the contrary above and subject to applicable law and the terms of the applicable award agreement:
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any and all options and stock appreciation rights not already exercisable in full will fully accelerate and become fully exercisable;

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the vesting of any restricted stock or restricted stock units to the extent they vest based on the participant’s continued employment or service, will fully accelerate and become fully vested; and

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all outstanding awards of restricted stock or restricted stock units conditioned on the achievement of performance goals or other business objectives and the payouts attainable under outstanding performance units will be deemed to have been satisfied as of the effective date of the Change of Control, except if and to the extent otherwise determined by the committee in its sole discretion at any time prior to, or upon, such Change of Control.

All such performance units and restricted stock units will be paid to the extent earned to participants in accordance with their terms within 30 days following the effective date of the Change of Control.
Under the 2025 EIP, a “Transaction” is generally (i) any merger or consolidation of the Company with or into another entity as a result of which the common stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (ii) any sale or exchange of all or substantially all of the outstanding common stock of the Company for cash, securities or other property, (iii) a sale or other disposition of all or substantially of our assets, or (iv) the dissolution or liquidation of the Company.
Under the 2025 EIP a “Change of Control” will have the meaning assigned to such term in the award agreement for the particular award or in any other agreement incorporated by reference into the award agreement for purposes of defining such term. In the absence of any other Change of Control definition in the award agreement (or in any other agreement incorporated by reference into the award agreement), Change of Control means the occurrence of any of the following:
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a Transaction, unless securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities immediately prior to that Transaction; or

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any person or group of persons that, directly or indirectly, acquires, including but not limited to by means of a merger or consolidation, beneficial ownership of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities unless pursuant to a tender or exchange offer made directly to the Company’s stockholders that the Board recommends such stockholders accept, other than (i) the Company or any of its affiliates, (ii) an employee benefit plan of the Company or any of its affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities; or

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over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board.

Withholding
The Company has the right to require participants to remit to the Company an amount sufficient to satisfy federal, state, local, foreign or other withholding tax requirements if, when, and to the extent required by law prior to the issuance of such shares of common stock in connection with any award granted under the 2025 EIP. The obligations of the Company under the 2025 EIP are conditional on satisfaction of all such withholding obligations and the Company, to the extent permitted by law, has the right to deduct any such taxes from any payment of any kind otherwise due to a participant or to utilize any other withholding method prescribed by the committee from time to time. Participants may elect, subject to the approval of the committee, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares of common stock to satisfy their tax obligations. If shares of common stock are withheld to satisfy an applicable withholding requirement, the shares of common stock withheld will have a market value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction unless the committee determines otherwise.
Transferability
Except as described below, awards are not transferable and no award or interest therein may be sold, transferred, pledged, assigned, other than by will or laws of descent and distribution. Except as permitted by the committee with respect to non-qualified stock options or restricted stock and subject to compliance with applicable securities laws, only a participant or the participant’s legal representative may exercise rights under an award during the participant’s lifetime.
Amendment; Termination
Our Board of Directors may amend, suspend or terminate our 2025 EIP at any time, subject to certain limitations set forth in the 2025 EIP. Unless the Board determines otherwise, no amendment of the 2025 EIP shall affect the terms of any award outstanding on the date of such amendment. Unless terminated sooner by our Board of Directors or extended with stockholder approval, our 2025 EIP will terminate immediately prior to the tenth anniversary of stockholder approval of the 2025 EIP.
Subject to the limitations set forth in the 2025 EIP, the committee may (i) amend the terms of any award; (ii) grant awards in substitution of awards granted by another issuer in return for the grant of new awards for the same or a different number of shares of common stock and on the same or different terms and conditions; and (iii) offer to buy out for a payment in cash or cash equivalents an award previously granted or authorize the recipient of an award to elect to cash out an award previously granted, based upon such terms and conditions as the committee determines.
Without the approval of the Company’s stockholders, no amendment or modification of the 2025 EIP by the Board may (i) increase the number of shares of common stock which may be issued under the 2025 EIP, (ii) change the description of the persons eligible for awards, or (iii) effect any other change for which stockholder approval is required by law or the rules of any relevant stock exchange.
No action by the Board or the committee pursuant to the 2025 EIP may impair the rights of the recipient of any award outstanding on the date of such amendment or modification of such Award, as the case may be, without the participant’s consent; except as otherwise permitted by the 2025 EIP or if the Board or committee, as the case may be, determines in its sole discretion that (i) such amendment or alteration either is required or advisable in order to comply with law or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the award, or that any such diminution has been adequately compensated.
Option and Stock Appreciation Right Repricing
Subject to the approval of the Company’s stockholders, the Committee shall have discretionary authority, exercisable on such terms and conditions that it deems appropriate under the circumstances, to (i) implement cancellation/regrant programs pursuant to which outstanding options and stock appreciation rights are cancelled for new options or stock appreciation rights with a lower exercise price or base price, as applicable, (ii) cancel outstanding options or stock appreciation rights under the 2025 EIP with an exercise price or base price per share in excess of the then-current market value per share for consideration payable in cash or other equity securities of the Company or (iii) reduce the exercise price or base price in effect for outstanding options or stock appreciation rights under the 2025 EIP.
Establishment of Sub-Plans
The committee may modify the terms of any award granted under the 2025 EIP to a participant who is a resident or primarily employed outside of the United States as the committee deems appropriate to conform to the laws and regulations of the country in which the participant is a resident or primarily employed. The committee may establish supplements or sub-plans to, or amendments, restatements, or alterative versions of, the 2025 EIP for the purposes of granting and administering any such awards.

Clawback
Subject to applicable law, the committee may provide in any award agreement that if a participant breaches any restrictive covenant agreement between the participant and the Company or one of our affiliates, or otherwise engages in activities that constitute cause either while employed by, or providing services to, the Company or any of our affiliates us or within a specified period of time thereafter, all awards held by the participant will terminate, and we may rescind any exercise of an option or stock appreciation right and the vesting of any other grant and delivery of shares upon such exercise or vesting, as applicable on such terms as the committee will determine, including the right to require that in the event of any rescission:
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the participant must return the shares received upon the exercise of any option or stock appreciation right or the vesting and payment of any other awards; or

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if the participant no longer owns the shares, the participant must pay to us the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (if the participant transferred the shares by gift or without consideration, then the fair market value of the shares on the date of the breach of the restrictive covenant agreement or activity constituting cause), net of the price originally paid by the participant for the shares.

U.S. Federal Income Tax Consequences
The following discussion briefly summarizes certain material U.S. federal income tax consequences of awards to plan participants and the Company under the 2025 EIP. This summary is based upon an interpretation of present federal tax laws and regulations and may be inapplicable if such laws and regulations are changed. This summary is not a complete analysis of all potential tax considerations for plan participants or for the Company in connection with the 2025 EIP. It does not address all U.S. federal income tax considerations for plan participants, nor does it address state, local or non-U.S. tax considerations relating to the 2025 EIP. It also does not discuss considerations that may be relevant to a particular plan participant given their individual tax circumstances. The summary is provided for information purposes only and does not constitute tax or legal advice. To the extent that any awards under the 2025 EIP are subject to Section 409A of the Code, the following discussion assumes that such awards will be designed to conform to the requirements of Section 409A of the Code and the regulations promulgated thereunder (or an exception thereto). The 2025 EIP is not subject to the protective provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.
Stock Options.   Options issued under the 2025 EIP and designated as incentive stock options are intended to qualify as such under Section 422 of the Code.
A participant does not realize ordinary income and the Company is not entitled to a tax deduction on the grant of a stock option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of Common Stock over the option exercise price. The adjusted basis of the Common Stock received on exercise of the option is generally equal to the fair market value of those shares at the time of exercise, and upon a subsequent sale or other disposition of the Common Stock acquired under a nonqualified stock option, the optionee will generally recognize capital gain or loss measured by the difference, if any, between the amount realized on the sale or other disposition and that adjusted basis. Such capital gain (or loss) will be short-term if the Common Stock is disposed of within one year after the nonqualified stock option is exercised and long-term if the Common Stock is held more than 12 months from the date of exercise to the sale date. The Company is generally entitled to a tax deduction for the year in which a non-qualified stock option is exercised in an amount equal to the compensation income recognized by the optionee.
Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may cause the participant to be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within the longer of two years from the date the option was granted or one year from the date the option was exercised, the participant does not realize taxable income as a result of exercising the incentive stock option; the participant will generally recognize a capital gain or loss on a sale or disposition of the shares; and the tax basis for measuring such gain or loss will be the option exercise price. If the participant disposes of the shares within the two-year or one-year periods referred to above (a

“disqualifying disposition”), the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. The participant will also generally recognize capital gain or loss measured by the difference, if any, between the amount realized on the disposition and the fair market value at the time the option was exercised. If the optionee recognizes ordinary income upon a disqualifying disposition, the Comapny generally will be entitled to a tax deduction in the same amount. In the absence of a disqualifying disposition, the Company generally will not be entitled to a tax deduction with respect to the grant or exercise of an incentive stock option. If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, the option will be treated as a nonqualified stock option.
Stock Appreciation Rights.   No ordinary income will be realized by a participant in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the participant will realize ordinary compensation income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of common stock or other property received upon the exercise. The Company will generally be entitled to a tax deduction in an amount equal to the compensation income recognized by the participant.
Stock Grants, Restricted Stock, Performance Units and Restricted Stock Unit Awards.   Upon the issuance of fully-vested stock pursuant to a stock grant, the participant will realize ordinary compensation income, and the Company will be entitled to a deduction, equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. A restricted stock award with respect to which the participant makes a Section 83(b) election, as described below, will be taxed the same manner as a grant of fully-vested stock.
In the case of a restricted stock award, the participant will realize ordinary compensation income, and the Company will be entitled to a compensation deduction, at the time the shares subject to the award become vested (i.e., are no longer subject to a substantial risk of forfeiture). The amount of such income and deduction is equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares. The participant will not realize income, and the Company will not be entitled to a compensation deduction, at the time of issuance of the restricted stock, unless the participant makes an election under Section 83(b) of the Code, within 30 days following the transfer of the restricted stock, with respect to the transfer. If the participant makes a Section 83(b) election, the tax consequences to the participant and the Company at the time of issuance of the stock will be the same as if the restricted stock were fully vested at the time of issuance, as described above. If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested. If the shares subject to such election are subsequently forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares.
The participant will not realize ordinary income, and the Company will not be entitled to tax deduction, on the grant of a restricted stock unit award or a performance unit award, but the participant will realize ordinary compensation income, and the Company will be entitled to a corresponding tax deduction, when the shares subject to the award are issued to the participant. The amount of ordinary income will be equal to the excess of (i) the fair market value of the shares on the date they are issued over (ii) the purchase price, if any, paid for the award. If the participant is an employee, the participant will be subject to Social Security and Medicare taxes at the time the restricted share units vest, even though the recipient of restricted share units has not received payment with respect to such units at such time. However, no additional Social Security or Medicare taxes will be due when such payment is made (even if that the market value of the underlying shares has increased). No election is available under Section 83(b) of the Code with respect to restricted stock units or performance units.
Upon disposition of shares of common stock acquired under a restricted stock award, stock award, restricted stock unit award or performance unit award, the participant will realize a short-term or long-term capital gain or loss depending on the holding period, equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.

Performance Awards.
A participant generally will not recognize income upon the grant of a performance award. Upon payment of the performance award, the participant will recognize ordinary income in an amount equal to the cash received or, if the performance award is payable in common stock, the fair market value of the common stock received. When the participant recognizes ordinary income upon payment of a performance award, the Company generally will be entitled to a tax deduction in the same amount.
Unrestricted Stock Grants.
The tax consequences of receiving common stock pursuant to a stock grant under the Plan is similar to receiving cash compensation from the Company, unless the common stock awarded consists of restricted shares (i.e., subject to a substantial risk of forfeiture). If the shares of common stock are unrestricted (i.e., not subject to a substantial risk of forfeiture), the participant must recognize ordinary income equal to the fair market value of the common stock received, less any amount paid for common stock. The Company generally is entitled to a tax deduction for compensation paid to a participant at the same time and in the same amount as the participant recognizes ordinary income.
Consequences of Change of Control.
If a change of control of the Company causes awards under the 2025 EIP to accelerate vesting or is deemed to result in the attainment of performance goals, the participants could, in some cases, be considered to have received “excess parachute payments,” which could subject participants to a 20% excise tax on the excess parachute payments and result in a disallowance of the Company’s deductions for such payments under Section 280G of the Code.
Section 409A.
Section 409A of the Code (“Section 409A”) applies to compensation that individuals earn in one year but that is not paid until a future year. This is referred to as nonqualified deferred compensation. If deferred compensation covered by Section 409A meets the requirements of Section 409A, then Section 409A has no effect on the individual’s taxes. The compensation is taxed in the same manner as it would be taxed if it were not covered by Section 409A. If a deferred compensation arrangement does not meet the requirements of Section 409A, the compensation is subject to accelerated taxation in the year in which such compensation is no longer subject to a substantial risk of forfeiture. In addition, a 20% penalty tax applies to the value of the nonqualified deferred compensation at that time, and an interest charge may also apply. Section 409A has no effect on FICA (Social Security and Medicare) tax.
Awards of stock options, share appreciation rights, restricted share units and performance awards under the 2025 EIP may, in some cases, result in the deferral of compensation that is subject to the requirements of Section 409A. Awards under the Plan are intended to comply with Section 409A, the regulations issued thereunder or an exception thereto. If, however, an award does not comply with Section 409A, the consequences described above (accelerated tax, penalty tax, and potential interest charge) will apply to the participant Section 409A does not impose any penalties on the Company and does limit the Company’s deduction with respect to compensation paid to a participant.
Limitation on Company Deduction.
The Company generally may deduct any compensation or ordinary income recognized by the recipient of an award under the 2025 EIP when recognized, subject to the limits of Section 162(m) of the Code. Section 162(m) imposes a $1 million limit on the amount a public company may deduct for compensation paid in any taxable year to a company’s chief executive officer or any of the company’s three other most highly compensated executive officers. The availability of a compensation deduction to the Company for awards paid under the 2025 EIP to our covered current and former executive officers will depend on the overall compensation payable to such officers. While deductibility of executive compensation for federal income tax purposes is among the factors the Committee considers when structuring the Company’s executive compensation, it is not the sole or primary factor considered. The Company’s Board and the Committee retain the flexibility to authorize compensation that may not be deductible if they believe it is in the Company’s best interests.

Tax Withholding.
The Company and its affiliates have the right to deduct or withhold, or require a participant to remit to the Company and its affiliates, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2025 EIP.
New Plan Benefits.
The Committee has full discretion to determine the amount of the awards to be made to participants under the 2025 EIP, subject to the limits described above. Therefore, it is not possible to determine the benefits or amounts that will be received by or allocated to participants under the 2025 EIP. The last reported sale price of a share of common stock on October 31, 2025 was $0.447 per share.
VOTE REQUIRED; RECOMMENDATION OF THE BOARD
The affirmative vote of a majority of the votes cast “for” the proposal by stockholders present, in person or by proxy, and entitled to vote at the Special Meeting, will be required to approve the EIP Proposal. Abstentions will have the same effect as votes cast “against” the proposal. Broker non-votes (if any) will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE APPROVAL OF THE ADOPTION OF THE 2025 EIP.

PROPOSAL NO. 4 — APPROVAL OF THE ISSUANCE OF UP TO 152,754,109 SHARES OF COMMON STOCK PURSUANT TO THE PRIVATE PLACEMENT ISSUANCE PROPOSAL
General
The Board is requesting stockholder approval under the applicable provisions of Nasdaq Listing Rule 5635 for the issuance of up to 152,754,109 shares of our common stock upon the exercise of certain warrants issued to purchasers under the Financing Transaction, inclusive of: (i) 80,768,504 shares of Common Stock (the “Pre-Funded Warrant Shares”) issuable upon exercise of pre-funded warrants (the “Pre-Funded Warrants”) at the exercise price of $0.001 per Pre-Funded Warrant Share, and (ii) 71,985,605 shares of Common Stock (the “Common Warrant Shares”) issuable upon exercise of common warrants (the “Common Warrants”, and together with the Pre-Funded Warrants, the “Private Placement Warrants”) at the exercise price of $0.5335 per Common Warrant Share.
The issuance of Common Stock upon the exercise of some or all of the Pre-Funded Warrants and Common Stock Warrants, as described in the Securities Purchase Agreement, would result in the issuance of greater than 19.99% of the total number of issued and outstanding shares of Common Stock and of the outstanding voting power of our securities after such issuance, sale and conversion, which issuance would be considered a “change of control” pursuant to Nasdaq Listing Rule 5635(b).
As described under the caption “Discussion of the Financing Transaction”, the Company issued the Common Stock, Pre-Funded Warrants, and Common Stock Warrants in connection with the Closing of the Financing Transaction on October 8, 2025, with the Pre-Funded Warrants and Common Stock Warrants being issued subject to a beneficial ownership limitation to not exceed the 19.99% ownership threshold. Assuming the issuance of all shares of Common Stock upon the full exercise of their Pre-Funded Warrants and Common Stock Warrants, Winklevoss Capital would own 146,531,663 shares of our Common Stock on an as converted basis. See “Security Ownership of Certain Beneficial Owners and Management.”
Why We Need Stockholder Approval and Effect of Stockholder Approval or Disapproval of the Private Placement Issuance Proposal
Our Common Stock is traded on The Nasdaq Capital Market under the symbol “LPTX.” Because our Common Stock is listed on The Nasdaq Capital Market, we are subject to Nasdaq’s rules and regulations. Nasdaq Marketplace Rule 5635(b) requires us to obtain stockholder approval prior to certain issuances with respect to Common Stock or securities convertible into Common Stock which could result in a change of control of the issuer. This rule is referred to as the “Nasdaq Change of Control Rule.” Generally, Nasdaq interpretations provide that the acquisition of 20% of the shares of an issuer by one person or group of affiliated persons may be considered a change of control of such issuer. The issuance of Common Stock upon the exercise of the Pre-Funded Warrants and Common Stock Warrants may result in certain Purchasers acquiring 20% or more of our shares of Common Stock. Accordingly, to permit these Private Placement Warrants to be fully exercised, we require stockholder approval to issue shares of Common Stock in excess of 19.99% of the amount of Common Stock issued and outstanding as of October 6, 2025.
In order to comply with the Nasdaq Change of Control Rule, we are seeking stockholder approval for the potential issuance of securities in excess of the Nasdaq limitations.
Impact on Stockholders of Approval or Disapproval of this Proposal
If this proposal is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of shares of Common Stock upon exercise of the Private Placement Warrants. Assuming the full exercise of the Private Placement Warrants, an aggregate of 152,754,109 additional shares of Common Stock would be outstanding (which would increase to 156,754,109 if the 4,000,000 Placement Agent Warrants were fully exercised), and aggregate of the ownership interest of our existing stockholders would be correspondingly reduced. In addition, the sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.
If this proposal is not approved by the Stockholders, then NASDAQ Listing Rule 5635(b) will not allow the issuance of Common Stock in excess of 19.99% and the Board will not permit the beneficial ownership limitation to be removed from the Private Placement Warrants.

Further Information
The terms of the Securities Purchase Agreement and the Financing Transaction are only briefly summarized herein. For further information, please refer to the forms of the Securities Purchase Agreement, the Pre-Funded Warrants and the Common Warrants, which were filed with the SEC as exhibits to our Current Report on Form 8-K, filed with the SEC on October 9, 2025 and are incorporated herein by reference. The discussion herein is qualified in its entirety by reference to the filed documents.
Stockholders are urged to carefully read these documents.
Interests of Directors and Executive Officers
As described under the caption “Discussion of the Financing Transaction”, Winklevoss Capital, as Lead Investor, has the right to nominate two Investor Designees as directors of the Board, one of whom shall act as chair of the Board. If the Investor Designees are appointed to the Board prior to the Special Meeting, each of the Investor Designees and Winklevoss Capital, as the largest owner of Pre-Funded Warrants and Common Warrants, will have an interest in the matters discussed herein.
Except as discussed above, none of our directors or executive officers have a substantial interest, direct or indirect, in the matters set forth herein.
Vote Required; Recommendation of the Board
The affirmative vote of a majority of the votes cast “for” the proposal by stockholders present, in person or by proxy, and entitled to vote on this Proposal No. 4 at the Special Meeting, will be required to approve the Private Placement Issuance Proposal. Abstentions will have the same effect as votes cast “against” the proposal. Broker non-votes (if any) will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.
The holders of Common Stock have the right to cast one vote per share of Common Stock on this Proposal No. 4, with the exception of those shares of Common Stock issued to the Lead Investor and the other purchasers under the Securities Purchase Agreement in connection with the Financing Transaction, which shares of Common Stock are not entitled to vote on this proposal. Pursuant to Nasdaq Listing Rule IM-5635-2, purchasers under the Securities Purchase Agreement are prohibited from voting shares of Common Stock received in the Financing Transaction on this Proposal No. 4.
THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE
“FOR” THE PRIVATE PLACEMENT ISSUANCE PROPOSAL.

PROPOSAL NO. 5 — APPROVAL OF THE ADJOURNMENT PROPOSAL
General
If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve one or more of the proposals, our proxy holders may move to continue, adjourn or postpone the Special Meeting at that time in order to enable our Board to solicit additional proxies.
In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Special Meeting to another time and place, if necessary, to solicit additional proxies in the event there are not sufficient votes to approve any one of the proposals. If our stockholders approve this proposal, we could continue, adjourn or postpone the Special Meeting and any continued, adjourned or postponed session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat a proposal, we could continue, adjourn or postpone the Special Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.
If it is necessary to continue, adjourn or postpone the Special Meeting, no notice of the continued, adjourned or postponed meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is continued, adjourned or postponed, so long as the meeting is continued, adjourned or postponed for 30 days or less and no new record date is fixed for the continued, adjourned or postponed meeting. At the continued, adjourned or postponed meeting, we may transact any business which might have been transacted at the original meeting.
Vote Required; Recommendation of Board
The affirmative vote of a majority of the votes cast “for” the proposal by stockholders present, in person or by proxy, and entitled to vote at the Special Meeting, will be required to approve the Adjournment Proposal. Abstentions will have the same effect as votes cast “against” the proposal. Broker non-votes (if any) will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE
“FOR” THE ADJOURNMENT PROPOSAL.

EXECUTIVE COMPENSATION
Background
The following discussion relates to the compensation of the individuals we have determined to be our named executive officers for the year ended December 31, 2024. Douglas Onsi is our current Chief Executive Officer and President. As disclosed in a Current Report on Form 8-K filed with the SEC June 23, 2025, Augustine Lawlor, our former Chief Operating Officer and Cynthia Sirard, our former Chief Medical Officer are no longer employed by the Company and were terminated without cause effective as of June 30, 2025 and July 31, 2025, respectively, due to the Company’s significant reduction in force.
Overview
Each year, our compensation committee reviews and determines the compensation of our executive officers. Our executive compensation program is designed to attract and retain a highly skilled team of key executives and to align the compensation of our executives with the interests of our stockholders by rewarding the achievement of short- and long-term strategic financial goals, which we believe serves to enhance short- and long-term value creation for our stockholders.
Summary Compensation Table
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Awards ($)(3)	RSU Vest ($)(7)	Other Compensation ($)	All Other Total ($)
Douglas E. Onsi Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary	2024	703,125	0	699,070	18,600	60,987(4)	1,481,782
	2023	669,166	368,041	439,240	0	58,060(4)	1,534,507
Augustine Lawlor Chief Operating Officer	2024	520,833	0	349,535	12,400	57,898(5)	940,666
	2023	495,833	198,333	251,824	0	55,642(5)	1,001,632
Cynthia Sirard Chief Medical Officer	2024	520,833	208,333	349,535	12,400	51,167(6)	1,142,268
	2023	495,833	198,333	251,824	0	53,407(6)	999,397

(1)
Effective March 1, 2023, the base salary for Mr. Onsi was increased to $675,000 and effective March 1, 2024 was increased to $708,750. Effective March 1, 2023, the base salary for Mr. Lawlor was increased to $500,000 and effective March 1, 2024 was increased to $525,000. Effective March 1, 2023, the base salary for Dr. Sirard was increased to $500,000 and effective March 1, 2024 was increased to $525,000.

(2)
This column represents the cash incentive bonus payments for 2023 and 2024 made to each executive.

(3)
This column reflects the aggregate fair value of equity awards granted in 2023 and 2024 as of the grant date for each such award and is calculated in accordance with ASC 718.

Douglas Onsi:   In March 2023, we made an option grant to Mr. Onsi to purchase 75,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan, which vest monthly over three years and in August 2023, we made an option grant to Mr. Onsi to purchase 18,492 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan, which vest monthly over three years. Also in August 2023, we made an option grant to Mr. Onsi to purchase 121,508 shares of Leap’s common stock pursuant to our 2022 Equity Incentive Plan, which vest monthly over three years.
In January 2024, we made an option grant to Mr. Onsi to purchase 170,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan, which vest monthly over three years and in October 2024, we made an option grant to Mr. Onsi to purchase 170,000 shares of Leap’s common stock pursuant to our 2022 Equity Incentive Plan, which vest monthly over three years.
Augustine Lawlor:   In March 2023, we made an option grant to Mr. Lawlor to purchase 50,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan, which vest monthly over three years and in August 2023, we made an option grant to Mr. Lawlor to purchase 18,491 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan, which vest monthly over three years.

Also in August 2023, we made an option grant to Mr. Lawlor to purchase 51,509 shares of Leap’s common stock pursuant to our 2022 Equity Incentive Plan, which vest monthly over three years.
In January 2024, we made an option grant to Mr. Lawlor to purchase 85,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan, which vest monthly over three years and in October 2024, we made an option grant to Mr. Lawlor to purchase 85,000 shares of Leap’s common stock pursuant to our 2022 Equity Incentive Plan, which vest monthly over three years.
Cynthia Sirard:   In March 2023, we made an option grant to Dr. Sirard to purchase 50,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan, which vest monthly over three years and in August 2023, we made an option grant to Dr. Sirard to purchase 70,000 shares of Leap’s common stock pursuant to our 2022 Equity Incentive Plan, which vest monthly over three years.
In January 2024, we made an option grant to Dr. Sirard to purchase 85,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan, which vest monthly over three years and in October 2024, we made an option grant to Dr. Sirard to purchase 85,000 shares of Leap’s common stock pursuant to our 2022 Equity Incentive Plan, which vest monthly over three years.
(4)
For 2024, other compensation includes 401(k) matching ($25,969), payment of medical insurance ($27,049) and dental insurance ($1,425), Company HSA contribution ($4,030), life insurance ($1,806) and Paid Medical Leave ($708). For 2023, other compensation includes 401(k) matching ($25,038), payment of medical insurance ($26,654) and dental insurance ($1,425), Company HSA contribution ($4,030), life insurance ($414) and Paid Medical Leave ($500).

(5)
For 2024, other compensation includes 401(k) matching ($21,708), payment of medical insurance ($26,826) and dental insurance ($1,425), Company HSA contribution ($4,030), life insurance ($3,200) and Paid Medical Leave ($708). For 2023, other compensation includes 401(k) matching ($19,833), payment of medical insurance ($26,654) and dental insurance ($1,425), Company HSA contribution ($4,030), life insurance ($3,200) and Paid Medical Leave ($500).

(6)
For 2024, other compensation includes 401(k) matching ($20,833), payment of medical insurance ($27,049) and dental insurance ($1,425), Company HSA contribution ($4,030), life insurance ($1,152) and Paid Medical Leave ($708). For 2023, other compensation includes 401(k) matching ($19,833), payment of medical insurance ($26,654) and dental insurance ($1,425), Company HSA contribution ($4,030), life insurance ($966) and Paid Medical Leave ($500).

(7)
In January 2024, 7,500 RSUs vested for Mr. Onsi at $2.48 per share and $18,600 of income was recognized. Also in January 2024, 5,000 RSUs vested for both Mr. Lawlor and Dr. Sirard at $2.48 per share, and $12,400 of income was recognized.

Elements of Executive Compensation
The compensation of our named executive officers consists of base salary, annual cash bonuses, equity awards and employee benefits that are made available to all salaried employees. Our named executive officers are also entitled to certain compensation and benefits upon certain terminations of employment and certain change of control transactions pursuant to employment agreements. In addition to the factors discussed below, the compensation committee also considers recommendations from our Chief Executive Officer, who regularly discusses compensation issues with the chairperson of the compensation committee and meets with our compensation committee to discuss these matters.
The following describes the material terms of the elements of our executive compensation program during fiscal year 2024.
Overview
Our executive compensation program is based on a pay-for-performance philosophy. We designed our executive compensation program to achieve the following primary objectives: provide compensation and benefit levels that will attract, retain, motivate and reward a highly talented executive team within the context of responsible cost management; establish a direct link between our individual/team performance and results and our executives’ compensation; and align the interests and objectives of our executives with those of our stockholders by linking executive equity awards to stockholder value creation. Compensation for our executive officers is composed primarily of the following three main components: base salary, annual cash incentive bonuses, and long-term equity incentives.
Base Salary
Base salaries are determined on a case-by-case basis for each executive officer (including our three named executive officers), including consideration of each officer’s experience, expertise and performance, as well as market compensation levels for similar positions.
	2023	2024
	Base Salary
Name	($)	($)
Douglas E. Onsi Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary	675,000(1)	708,750(1)
Augustine Lawlor Chief Operating Officer	500,000	525,000(2)
Cynthia Sirard Chief Medical Officer	500,000	525,000(3)

(1)
Effective March 1, 2023 Mr. Onsi’s base salary was increased to $675,000, and effective March 1, 2024, Mr. Onsi’s base salary was increased to $708,500.

(2)
Effective March 1, 2023 Mr. Lawlor’s base salary was increased to $500,000, and effective March 1, 2024, Mr. Lawlor’s base salary was increased to $525,000.

(3)
Effective March 1, 2023, Dr. Sirard’s base salary was increased to $475,000 and effective March 1, 2024, Dr. Sirard’s base salary was increased to $525,000.

Annual Cash Incentive Bonuses
Annual cash incentive bonuses are contingent upon our achievement of certain operational and financial objectives. Each executive officer’s target bonus amount is expressed as a percentage of the officer’s base salary and is intended to be commensurate with the officer’s position and responsibilities. Target bonuses for each officer for the year ended December 31, 2024 were 60% of salary received for Mr. Onsi and 40% of salary received for Dr. Sirard and Mr. Lawlor, and were based entirely on the achievement of corporate objectives established by our Board. The corporate objectives reflect the important, objective, and measurable clinical, business development, financial, research, intellectual property, and operational goals of our company. Based on the achievement of the Board approved corporate objectives for 2024, including the execution of two randomized controlled clinical trials for sirexatamab, completion of equity financing led by Gilead, the successful development of a new manufacturing process for sirexatamab, and the advancement of FL-501 into development, the compensation committee awarded to each of Douglas E. Onsi, Augustine Lawlor and Cynthia Sirard a cash bonus equal to 100% of his or her target bonus amount. In the case of Mr. Onsi and Mr. Lawlor, the compensation committee determined that their respective cash bonuses would be paid at a later date in 2025 subject to and upon subsequent authorization of such payment by the compensation committee and subject also to the condition that the compensation committee have made the determination that we have or will have sufficient cash available to satisfy or provide for the satisfaction of all of our liabilities outstanding or foreseeable at the time of such subsequent authorization by the compensation committee. A total cash bonus of $208,333 was paid to Dr. Sirard in March 2025.
Long-term Equity Incentives
We believe equity awards in the form of options to purchase shares of our Common Stock provide an incentive for our executive officers to focus on driving growth in our stock price and long-term value creation and help us to attract and retain key talent. In addition, the granting of options helps ensure that the interests of our officers are aligned with those of our stockholders as the options only have value if the value of our Common Stock increases after the date the option is granted.

Our officers are entitled to certain benefits if the officer’s employment terminates in certain circumstances or if a change of control occurs. Our Board and our compensation committee review our officers’ overall compensation packages on an annual basis or more frequently as they deem appropriate.
From time to time, we may retain independent compensation consultants as we consider appropriate to help identify appropriate peer group companies and to obtain and evaluate current executive compensation data. In 2024, the compensation committee engaged TenPas Consulting, LLC to provide market information and recommendations regarding executive and director compensation by building a peer group of public oncology companies and analyzing their reported cash and equity compensation. This consultant also provides information and recommendations regarding non-executive employees. The consultant did not receive more than $120,000 last year for their services.
Employment Agreements
We initially entered into employment agreements with each of Messrs. Onsi and Lawlor on the same terms. Effective April 2020, we entered into a new employment agreement with Mr. Onsi in connection with his appointment as Chief Executive Officer and President. These agreements provide that each executive receives an annual base salary, initially established at $400,000, and that each is eligible for an annual incentive bonus, with the target bonus being 35% of the executive’s base salary. In connection with his appointment as Chief Executive Officer and President, Mr. Onsi’s base salary was increased to $550,000, with his target bonus being 50% of his base salary. The compensation committee of the Board determines each executive’s actual bonus amount based on its assessment of the satisfaction of performance criteria to be established by the compensation committee within the first three months of each fiscal year.
Under the agreement for Messrs. Onsi and Lawlor, if the executive’s employment is terminated by us without cause or if the executive resigns with good reason (as such terms are defined in the agreement), in either case prior to a change in control or one year after a change in control (as such term is defined in the agreement), the executive will be entitled to receive cash severance equal to the executive’s annualized base salary (or in the case of Mr. Onsi, 150% of his annualized base salary); a pro-rata bonus, payable within two and one-half months following the end of the fiscal year in which the termination or resignation occurs; any accrued or earned, but unpaid or unreimbursed, base salary, expenses, benefits, bonus, rights to indemnification, or vacation pay; reimbursement of the executive’s COBRA premiums for 12 months (or in the case of Mr. Onsi, 18 months); and acceleration of vesting on any outstanding equity awards along with an extension of the time period to exercise the outstanding equity awards to one year. In the event that such termination or resignation occurs during the one-year period immediately following a change in control, the executive will also receive an increase in the cash severance amount to double the executive’s annualized base salary, an extension of the time period during which Leap will reimburse COBRA premiums to 18 months (or in the case of Mr. Onsi, 24 months), and an extension of the time period to exercise all outstanding equity awards to two years. An executive’s right to receive these severance benefits is subject to the executive providing a release of claims in favor of Leap and the return of all company property.
With respect to Dr. Sirard, her employment agreement, as amended, provides that she will receive an annual base salary of $405,719, and she is eligible for an annual incentive bonus, with the target bonus being 35% of her base salary. As with all of our executives, the compensation committee of the Board determines each Dr. Sirard’s annual bonus amount based on its assessment of the satisfaction of performance criteria to be established by the compensation committee within the first three months of each fiscal year. Under the agreement with Dr. Sirard, if her employment is terminated by us without cause or if she resigns with good reason (as such terms are defined in the agreement), she will be entitled to receive cash severance equal to her annualized base salary; any accrued or earned, but unpaid or unreimbursed, base salary, expenses, benefits, bonus, rights to indemnification, or vacation pay; and reimbursement of her COBRA premiums for 12 months. In the event that such termination or resignation occurs during the one year period immediately following a change in control, Dr. Sirard will also receive an increase in the cash severance amount to 125% of her annualized base salary, an extension of the time period during which Leap will reimburse COBRA premiums to 15 months, and an extension of the time period to exercise all outstanding equity awards to two years.

For all of our named executive officers, in the event that a change in control occurs during the term of an executive’s employment, and the severance and other benefits provided in his or her respective agreement are considered “parachute payments” within the meaning of Section 280G of the Code and are subject to the excise tax imposed by Section 4999 of the code, the executive’s severance and other benefits constituting parachute payments will be either (i) delivered in full or (ii) delivered to a lesser extent which would result in no portion of such severance being subject to excise tax under Section 4999 of the Code, whichever provides the greatest amount to the executive on an after-tax basis. If any reduction in severance and other benefits constituting parachute payments is necessary to achieve the effect of clause (ii) above, then the reduction will occur first from cash severance payments, next from cancellation of accelerated vesting of equity awards and third from reduction of continued employee benefits.
Each named executive officer’s employment agreement incorporates the terms and provisions of a customary employee proprietary information, invention, non-competition and non-solicitation agreement between Leap and the executive. This agreement includes a noncompetition covenant during the period of the executive’s employment and for one year thereafter. The agreement also provides for the executive to participate in our benefit programs made available to our executives generally. Our executive employment agreements generally do not include a specified term as the employment of our executives is “at-will.”
Stock Option and Other Compensation Plans
We maintain our 2016 Equity Incentive Plan, as amended, and 2022 EIP, as amended, to provide incentives that will attract, retain and motive highly competent officers, directors, employees, consultants and advisors to promote the success of the Company’s business and align employees’ interests with stockholders’ interests.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information regarding equity awards held by our named executive officers as of December 31, 2024.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Douglas E. Onsi Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary	1/20/2017	33,030	0	99.00	1/20/2027
	4/18/2018	5,000	0	76.60	4/18/2028
	1/1/2019	4,999	0	20.00	1/1/2029
	6/11/2019	19,999	0	13.92	6/11/2029
	3/17/2020	50,000	0	14.20	3/17/2030
	8/10/2020	7,499	0	19.65	8/10/2030
	1/26/2021	17,500	0	25.70	1/26/3031
	5/26/2021	3,000	0	16.20	5/26/2031
	1/31/2022							32,500	93,438(4)
	9/1/2022	15,000	5,000	14.30(1)	9/1/2032
	3/31/2023	43,750	31,250	3.40(2)	3/31/2033
	8/23/2023	62,223	77,777	2.21(3)	8/23/2033
	1/29/2024	51,945	118,055	2.68(5)	1/29/2034
	10/2/2024	9,445	160,555	2.45(6)	10/2/2034
Augustine Lawlor Chief Operating Officer	1/20/2017	33,030	0	99.00	1/20/2027
	4/18/2018	5,000	0	76.60	4/18/2028
	1/1/2019	4,999	0	20.00	1/1/2029
	6/11/2019	19,999	0	13.92	6/11/2029
	4/9/2020	5,000	0	16.90	4/9/2030
	8/10/2020	7,499	0	19.65	8/10/2030
	1/26/2021	15,000	0	25.70	1/26/2031
	5/26/2021	3,000	0	16.20	5/26/2031
	1/31/2022							22,500	64,688
	9/1/2022	15,000	5,000	14.30(1)	9/1/2032
	3/31/2023	29,166	20,834	3.40(7)	3/31/2033
	8/23/2023	31,112	38,888	2.21(8)	8/23/2033
	1/29/2024	25,973	59,027	2.68(5)	1/29/2034
	10/2/2024	4,723	80,277	2.45(6)	10/2/2034

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Cynthia Sirard Chief Medical Officer	1/20/2017	6,913	0	99.00	1/20/2027
	1/23/2017	1,700	0	99.00	1/23/2027
	11/29/2017	7,500	0	64.90	11/29/2027
	4/18/2018	2,000	0	76.60	4/18/2028
	12/5/2018	2,000	0	36.80	12/5/2029
	6/11/2019	9,000	0	13.92	6/11/2029
	3/2/2020	15,000	0	29.40	3/2/2030
	4/9/2020	5,000	0	16.90	4/9/2030
	8/10/2020	7,500	0	19.65	8/10/2030
	1/26/2021	15,000	0	25.70	1/26/2031
	5/26/2021	3,000	0	16.20	5/26/2031
	1/31/2022							22,500	64,688(9)
	9/1/2022	15,000	5,000	14.30(1)	9/1/2032
	3/31/2023	29,166	20,834	3.40(7)	3/31/2033
	8/23/2023	31,112	38,888	2.21(10)	8/23/2033
	1/29/2024	25,973	59,027	2.68(5)	1/29/2034
	10/2/2024	4,723	80,277	2.45(6)	10/2/2034

(1)
In September of 2022, we made an option grant to Douglas Onsi, Augustine Lawlor and Cynthia Sirard to purchase 20,000 shares of Leap’s common stock pursuant to our 2022 Equity Incentive Plan. These options vest in equal monthly installments over a period of three years, generally subject to the executive’s continued employment.

(2)
In March of 2023, we made an option grant to Douglas Onsi to purchase 75,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan. These options vest in equal monthly installments over a period of three years, generally subject to the executive’s continued employment.

(3)
In August of 2023, we made an option grant to Douglas Onsi to purchase 18,492 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan and an option grant to purchase 121,508 shares of Leap’s common stock pursuant to our 2022 Equity Incentive Plan. These options vest in equal monthly installments over a period of three years, generally subject to the executive’s continued employment.

(4)
In January of 2022, we granted Douglas Onsi 32,500 RSUs pursuant to our 2016 Equity Incentive Plan, which cliff vest after three years from the grant date or upon a change of control of the Company, whichever is earlier. The total value of these RSUs represents the value of Mr. Onsi’s RSUs based upon the closing price of $2.875 of our common stock on the Nasdaq Global Market on December 31, 2024.

(5)
In January of 2024, we made an option grant to Douglas Onsi to purchase 170,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan. Also in January of 2024, we made an option grant to Augustine Lawlor and Cynthia Sirard to purchase 85,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan. These options vest in equal monthly installments over a period of three years, generally subject to the executive’s continued employment.
(6)
In October of 2024, we made an option grant to Douglas Onsi to purchase 170,000 shares of Leap’s common stock pursuant to our 2022 Equity Incentive Plan. Also in October of 2024, we made an option grant to Augustine Lawlor and Cynthia Sirard to purchase 85,000 shares of Leap’s common stock pursuant to our 2022 Equity Incentive Plan. These options vest in equal monthly installments over a period of three years, generally subject to the executive’s continued employment.

(7)
In March of 2023, we made an option grant to Augustine Lawlor and Cynthia Sirard to purchase 50,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan. These options vest in equal monthly installments over a period of three years, generally subject to the executive’s continued employment.

(8)
In August of 2023, we made an option grant to Augustine Lawlor to purchase 18,491 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan and an option grant to purchase 51,509 shares of Leap’s common stock pursuant to our 2022 Equity Incentive Plan. These options vest in equal monthly installments over a period of three years, generally subject to the executive’s continued employment.

(9)
In January of 2022, we granted Augustine Lawlor and Cynthia Sirard 22,500 RSUs pursuant to our 2016 Equity Incentive Plan, which cliff vest after three years from the grant date or upon a change of control of the Company, whichever is earlier. The total value of these RSUs represents the value of Mr. Lawlor and Dr. Sirard’s RSUs based upon the closing price of $2.875 of our common stock on the Nasdaq Global Market on December 31, 2024.

(10)
In August of 2023, we made an option grant to Cynthia Sirard to purchase 70,000 shares of Leap’s common stock pursuant to our 2022 Equity Incentive Plan. These options vest in equal monthly installments over a period of three years, generally subject to the executive’s continued employment.

Retirement Benefits
We maintain a defined contribution employee retirement plan, or 401(k) plan, for our employees. Our named executive officers are also eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). The plan provides that each participant may contribute up to the statutory limit, which is $23,000 for calendar year 2024. Participants that are 50 years or older can also make “catch-up” contributions, which in calendar year 2024 may be up to an additional $7,500 above the statutory limit. In general, eligible compensation for purposes of the 401(k) plan includes an employee’s earnings reportable on IRS Form W-2 subject to certain adjustments and exclusions required under the Code. We also make matching employer contributions in cash to each employee’s 401(k) plan at a rate of 100% of the first 3% of earnings contributed by each such employee and 50% of the next 2% of earnings contributed. Employees participating in the 401(k) plan are fully vested in our matching contributions, and investments are directed by employees. The 401(k) plan currently does not offer the ability to invest in our securities.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance of our Company. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the compensation committee view the link between the Company’s performance and its NEOs pay.
The table below presents information on the compensation of our chief executive officer and our other NEOs in comparison to certain performance metrics for 2024, 2023, and 2022. The metrics are not those that the compensation committee uses when setting executive compensation. The use of the term “compensation actually paid” (CAP) is required by the SEC’s rules. Per SEC rules, CAP was calculated by adjusting the Summary Compensation Table Total values for the applicable year as described in the footnotes to the table.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return (TSR)	Net Loss (in millions)
	(a)	(b)	(c)	(d)	(e)	(f)
2024	$1,481,782	$1,220,110	$1,041,467	$879,688	$9	$(68)
2023	$1,534,507	$1,673,005	$1,000,515	$1,096,722	$13	$(81)
2022	$1,883,176	$(1,618,600)	$1,358,987	$261,716	$14	$(55)
The Principal Executive Officer (PEO) information reflected in columns (a) and (b) relates to Douglas Onsi. The non-Principal Executive Officer Named Executive Officers (non-PEO NEOs) information reflected in columns (c) and (d) of the tabular disclosure above represent the following individuals: Augustine Lawlor and Cynthia Sirard for 2024, 2023, and 2022, respectively. Column (e) represents the cumulative total shareholder return (“TSR”) as calculated in accordance with Item 201(e) of Regulation S-X assuming an initial fixed investment of $100. Column (f) represents the net loss as disclosed in the audited GAAP financial statements.
The fair value of stock options reported for CAP purposes in columns (b) and (d) is estimated using a Black-Scholes option pricing model for the purposes of this Pay Versus Performance calculation in accordance with SEC rules. This model uses both historical data and current market data to estimate the fair value of options and requires various assumptions. The assumptions used in estimating fair value awards per SEC rules relating to CAP are as follows:
	Fair Value Assumptions of Equity Awards as of December 31,
	2024	2023	2022
Volatility	93.95% – 96.02%	92.34% – 94.13%	82.7% – 82.7%
Expected life (years)	3.04 – 6.21	2.5 – 6.11	2.65 – 6.17
Expected dividend yield	0.00%	0.00%	0.00%
Risk-free rate	3.49% – 4.84%	3.5% – 4.84%	0.97% – 4.48%
To calculate Compensation Actually Paid (CAP), the following amounts were deducted from and added to Summary Compensation Table (SCT) total compensation:
PEO SCT Total to CAP Reconciliation
Year	Salary	Stock Awards	Option Awards	Bonus and Non-Equity Incentive Compensation	All Other Compensation(i)	SCT Total	Deductions from SCT Total(ii)	Fair Value Adjustments to SCT Total(iii)	CAP
2024	$703,125	$18,600	$699,070	$—	$60,987	$1,481,782	$(717,670)	$455,998	$1,220,110
2023	$669,166	$—	$439,240	$368,041	$58,060	$1,534,507	$(439,240)	$577,738	$1,673,005
2022	$636,667	$630,500	$211,381	$350,167	$54,461	$1,883,176	$(841,881)	$(2,659,895)	$(1,618,600)
Average Non-PEO NEOs SCT Total to CAP Reconciliation
Year	Salary	Stock Awards	Option Awards	Bonus and Non-Equity Incentive Compensation	All Other Compensation(i)	SCT Total	Deductions from SCT Total(ii)	Fair Value Adjustments to SCT Total(iii)	CAP
2024	$520,833	$12,400	$349535	$104,167	$54,532	$1,041,467	$(361,935)	$200,156	$879,688
2023	$495,833	$—	$251,824	$198,333	$54,525	$1,000,515	$(251,824)	$348,031	$1,096,722
2022	$472,083	$436,500	$211,381	$188,583	$50,439	$1,358,987	$(647,881)	$(449,389)	$261,716

(i)
Reflects “all other compensation” reported in the SCT for each year shown.

(ii)
Represents the grant date fair value of equity-based awards granted each year.

(iii)
Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown. The equity component of CAP for fiscal years 2024, 2023, and 2022 are further detailed in the supplemental tables below.

SUPPLEMENTAL TABLES
PEO Equity Component of CAP:
Year	Fair Value of Current Year Equity Awards at December 31,(2)	Change in Fair Value of Prior Years’ Awards Unvested at December 31,(3)	Change in Fair Value of Prior Years’ Awards Vested through the Year Ended December 31,(4)	Change in Fair Value of Prior Years’ Awards Failed to Vest through the Year Ended December 31,(5)	Equity Value Included in CAP
	(a)	(b)	(c)	(d)	(e)=(a)+(b)+(c)+(d)
2024	$750,400	$(111,622)	$(182,780)	$—	$455,998
2023	$653,097	$(16,484)	$(58,875)	$—	$577,738
2022	$194,648	$(2,360,121)	$(494,421)	$—	$(2,659,895)
Average Non-PEO NEOs Equity Component of CAP:
Year	Fair Value of Current Year Equity Awards at December 31,(2)	Change in Fair Value of Prior Years’ Awards Unvested at December 31,(3)	Change in Fair Value of Prior Years’ Awards Vested through the Year Ended December 31,(4)	Change in Fair Value of Prior Years’ Awards Failed to Vest through the Year Ended December 31,(5)	Equity Value Included in CAP
	(a)	(b)	(c)	(d)	(e)=(a)+(b)+(c)+(d)
2024	$375,200	$(108,442)	$(66,602)	$—	$200,156
2023	$362,714	$(12,034)	$(2,649)	$—	$348,031
2022	$149,648	$(354,028)	$(245,010)	$—	$(449,389)

(2)
Consists of the fair value of awards granted in 2022, 2023 and 2024.

(3)
Change in fair value of awards unvested at year end consist of awards granted prior to the covered years.

(4)
Consists of change in fair value for awards granted in prior years and vested during the covered years.

Pay Versus Performance Narrative Disclosure
In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table on CAP and each of net loss and total shareholder return (“TSR”). We do not utilize TSR and net loss in our executive compensation program. However, we do utilize several other performance measures to align executive compensation with our performance. As described in more detail above in the section “Elements of Executive Compensation,” part of the compensation our NEOs are eligible to receive consists of annual performance-based cash bonuses that are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals, subject to certain criteria.
Compensation Actually Paid vs. Net Loss
As shown in the graph below, CAP to the PEO was $1.2 million, $1.7 million, and ($1.6) million in 2024, 2023 and 2022, respectively. Average CAP to non-PEO NEOs was $0.9 million, $1.1 million, and

$0.2 million in 2024, 2023, and 2022, respectively. The Company reported net losses of $67.8 million, $81.4 million, and $54.6 million in 2024, 2023, and 2022, respectively. The Company does not use net loss to determine compensation levels or incentive plan payouts, therefore the PEO and non-PEO NEOs CAP does not fluctuate with changes to net loss.
Compensation Actually Paid vs. Total Shareholder Return
As shown in the graph below, CAP to the PEO was $1.2 million, $1.7 million, and ($1.6) million in 2024, 2023 and 2022, respectively. Average CAP to non-PEO NEOs was $0.9 million, $1.1 million, and $0.2 million in 2024, 2023, and 2022, respectively. TSR was $9, $13, and $14 in 2024, 2023, and 2022, respectively. The Company does not use TSR to determine compensation levels or incentive plan payouts, therefore the PEO and non-PEO NEOs CAP does not fluctuate with changes to TSR. Executives are eligible for equity awards as described in the “Elements of Executive Compensation” section which, although not directly tied to TSR, provide value only if the market price of our common stock increases, and if the executive officer continues in our employment over the vesting period.
Policies and Practices Related to the Grant of Certain Equity Awards
We grant stock options to our directors and certain employees on an annual basis. We also grant stock options to individuals upon hire, and may do so for promotion or for retention purposes. We currently do not grant stock appreciation rights or similar option-like instruments. During the last fiscal year, none of the

Board, the Compensation Committee nor our chief executive officer took material nonpublic information into account when determining the timing or terms of stock options. Stock options are not granted in anticipation of the release of material nonpublic information, and the release of material nonpublic information is not timed on the grant dates of such stock options. We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
During 2024, we did not grant stock options to any named executive officer during any period beginning four business days before and ending one business day after the filing of any Form 10-Q or 10-K, or the filing or furnishing of a Form 8-K that disclosed material nonpublic information.

EQUITY COMPENSATION PLAN INFORMATION
The following table contains information about our equity compensation plans as of December 31, 2024.
Name	Number of securities to be issued upon exercise of outstanding stock options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(1)	6,416,744(2)	$8.43	986,563(3)
Equity compensation plans not approved by security holders	—	—	—
Total	6,416,744(2)	$8.43	986,563(3)

(1)
Includes information regarding our Amended and Restated 2012 Equity Incentive Plan, our 2016 Equity Incentive Plan, our 2022 Equity Incentive Plan, and the assumed Macrocure 2013 Plan and 2008 Plan.

(2)
Includes i) 18,323 shares of Leap common stock issued in connection with the exchange of Macrocure options and the assumption of the Macrocure 2013 Plan and 2008 Plan, ii) 132,162 shares issued pursuant to the Amended and Restated 2012 Equity Incentive Plan, iii) 2,079,303 shares issued pursuant to the Leap 2016 Equity Incentive Plan and iv) 4,186,956 shares issued pursuant to the 2022 Equity Incentive Plan.

(3)
Includes 781,679 shares available for future issuance under the 2022 Equity Incentive Plan and 204,884 shares available for future issuance under the 2016 Equity Incentive Plan.

DIRECTOR COMPENSATION
Under our director compensation program, we pay our non-employee directors retainers in cash. We do not pay any compensation to our employees in connection with their service on our Board and, consequently, Mr. Onsi and Dr. Mirabelli are not included in the table. The compensation that we pay to our executives is discussed in the “Executive Compensation” section of this proxy statement. Each non-employee director receives a cash retainer for service on the Board and for service on each committee on which the director is a member. The chairpersons of each committee receive higher retainers for such service. These fees are payable semi-annually in arrears. Each non-employee director shall be paid an annual fee of $45,000 and such additional fees as set out in the following table:
Name	2025 Annual Fee ($)
Chairman of the audit committee	20,000
Member of audit committee (other than chairman)	10,000
Chairman of compensation committee	15,000
Member of compensation committee (other than chairman)	7,500
Chairman of governance and nominating committee	10,000
Member of governance and nominating committee (other than chairman)	5,500
Lead Independent Director	35,000
We also continue to reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending Board and committee meetings.
Each year, under our director compensation program, each non-employee director will receive an annual stock option grant. In 2024, the grants to non-employee directors were options to purchase 25,000 shares of Common Stock and our Lead Independent Director received options to purchase 30,000 shares of

Common Stock. These option grants were at an exercise price equal to the fair market value of Common Stock on the date of grant and vest quarterly over a one-year period.
This policy is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.
The following table sets forth information regarding compensation earned by our non-employee directors during fiscal year 2024.
Name	Fees Earned $	Option Awards(1) $	Other Compensation(2) $	Total $
James Cavanaugh	65,000(3)	98,055	0	163,055
Thomas Dietz	102,500(4)	117,666	23,217	243,383
William Li	60,000(5)	98,055	0	158,055
Joseph Loscalzo	50,500(6)	98,055	0	148,555
Nissim Mashaich	55,000(7)	98,055	429	153,484
Richard Schilsky	50,500(8)	98,055	0	148,555
Patricia Martin	58,000(9)	98,055	3,067	159,122
Christian Richard	55,000(10)	98,055	0	153,055

(1)
This column reflects the aggregate fair value of equity awards granted in 2024 as of the grant date for each such award, and is calculated in accordance with ASC 718, using the Black-Scholes option-pricing model. Assumptions used in the calculations for these amounts are set forth in Note 9 to our financial statements included in our Annual Report on Form 10-K filed with the SEC on March 26, 2025. In January 2024, we made an option grant to non-employee, non-lead independent directors to purchase 25,000 shares of common stock (the Lead independent director received 30,000 options) which vest quarterly over a one year period from the grant date. In October 2024, we made an option grant to non-employee, non-lead independent directors to purchase 25,000 shares of common stock (the Lead independent director received 30,000 options) which vest quarterly over a one year period from the grant date.

(2)
Represents the amount of expenses reimbursed in connection with travel to and from Board meetings.

(3)
Includes $45,000 for annual fee as non-employee director, $10,000 for annual fee as Chairman of the Governance & Nominating Committee and $10,000 for fee as a member of the Audit Committee.

(4)
Includes $45,000 for annual fee as non-employee director, $20,000 for annual fee as Audit Committee Chairman, $7,500 for annual fee as a member of the Compensation Committee, and $30,000 for annual fee as Lead Independent Director.

(5)
Includes $45,000 for annual fee as a non-employee director and $15,000 for fee as Chairman of the Compensation Committee.

(6)
Includes $45,000 for annual fee as non-employee director and $5,500 for annual fee as a member of the Governance & Nominating Committee.

(7)
Includes $45,000 for annual fee as a non-employee director and $10,000 for annual fee as a member of the Audit Committee.

(8)
Includes $45,000 for annual fee as non-employee director and $5,500 for annual fee as a member of the Governance & Nominating Committee.

(9)
Includes $45,000 for annual fee as non-employee director, $7,500 for annual fee as a member of the Compensation Committee and $5,500 for annual fee as a member of the Governance & Nominating Committee.

(10)
Includes $45,000 for annual fee as a non-employee director and $10,000 for annual fee as a member of the Audit Committee.

The following table sets forth, as of December 31, 2024, the aggregate number of exercisable and unexercisable option awards outstanding held by our non-employee directors at that time.
Name	Exercisable	Unexercisable	Total
James Cavanaugh	75,705	25,000	100,705
Thomas Dietz	88,892	30,000	118,892
William Li	74,605	25,000	99,605
Joseph Loscalzo	75,705	25,000	100,705
Nissim Mashaich	92,928	25,000	117,928
Richard Schilsky	62,500	27,500	90,000
Patricia Martin	55,000	25,000	80,000
Christian Richard	55,000	25,000	80,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of October 24, 2025 (unless otherwise specified), with respect to the beneficial ownership of our Common Stock by each person who is known to own beneficially more than 5% of the outstanding shares of our Common Stock, each person currently serving as a director, each named executive officer, and all directors and executive officers as a group.
We have determined beneficial ownership in accordance with the SEC’s rules. Shares of our Common Stock subject to options or other rights to purchase which are now exercisable or are exercisable within 60 days after October 24, 2025, are to be considered outstanding for purposes of computing the number of shares beneficially owned by, and the percentage ownership of, the persons holding these options or other rights, but are not to be considered outstanding for the purpose of computing the number of shares beneficially owned by, and the percentage ownership of, any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to any applicable community property laws.
Each applicable percentage of shares beneficially owned is computed on the basis of 56,651,840 shares of our Common Stock outstanding as of October 24, 2025. Except as otherwise noted below, the address for each person or entity listed in the table is c/o Leap Therapeutics, Inc., 47 Thorndike Street, Suite B1-1, Cambridge, MA 02141.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Ownership (%)
5% or Greater Stockholders:
Winklevoss Treasury Investments, LLC(1)	12,084,463	19.9
Gilead Sciences, Inc(1)	5,319,148	9.4
Directors and Named Executive Officers
Christopher K. Mirabelli(3) Chairman	1.104.051	1.9
Douglas E. Onsi(4) Chief Executive Officer, Chief Financial Officer, General Counsel, Treasurer and Secretary	1.292.340	2.3
James Cavanaugh(5) Director	101,034	*
Thomas Dietz(6) Director	118,892	*
William Li(7) Director	99,605	*
Joseph Loscalzo(8) Director	100,705	*
Nissim Mashiach(9) Director	99,605	*
Richard Schilsky(10) Director	90,000	*
Christian Richard(11) Director	80,000	*
Patricia Martin(12) Director	80,000	*
All Directors and Executive Officers as a Group (twelve persons)(13)(14)	2,506,198	4.3

*
Represents beneficial ownership of less than one percent of our outstanding Common Stock.

(1)
Includes (i) 8,283,761 shares of Common Stock held by the WTI Entities (as defined below) and (ii) 3,800,702 shares of Common Stock issuable to the WTI Entities upon exercise of Pre-Funded Warrants, which shares represent approximately 19.99% of the outstanding shares of Common Stock, based on 56,651,840 shares of Common Stock outstanding as of October 24, 2025, and assumes the exercise of the Pre-Funded Warrants and Common Warrants in an amount not to exceed the 19.99% beneficial ownership limitation cap imposed thereunder. The securities are beneficially owned by Winklevoss Treasury Investments, LLC, a Delaware limited liability company (“WTI”), Winklevoss Capital Fund, LLC, a Delaware limited liability company, (“WCF”), Winklevoss Capital Management, LLC, a Delaware limited liability company (“WCM”), Mr. Tyler Howard Winklevoss, a citizen of the United States of America (“Tyler Winklevoss”), and Mr. Carmeron Howard Winklevoss, a citizen of the United States of America (“Cameron Winklevoss” and, together with WTI, WCF, WCM and Tyler Winklevoss, the “WTI Entities”). Tyler Winklevoss and Cameron Winklevoss are the co-founders and managers of WCM. WCM is the manager of WCF. WCF is an entity engaged in investment activities. WTI is a wholly owned subsidiary of WCF and its principal business is to invest in securities and digital assets. The WTI Entities disclaim beneficial ownership of the shares of Common Stock owned by Howard Winklevoss, the father of Tyler Winklevoss and Cameron Winklevoss. Each of the WTI Entities may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) all of the shares. The principal business address of the WTI Entities is Farmers Bank Building, 301 N. Market Street, Suite 1463, Wilmington, Delaware 19801.
Excludes (i) an additional 71,647,916 shares of Common Stock issuable upon exercise of the Pre-Funded Warrants and (ii) 62,799,284 shares of Common Stock issuable upon exercise of the Common Warrants, full exercise of which is dependent upon, amongst other things, the approval of Proposal No. 4.
(2)
Includes 5,319,148 shares of Common Stock held by Gilead Sciences, Inc. The address of Gilead Sciences, Inc is 333 Lakeside Drive, Foster City, CA 94404-1147.

(3)
Includes (i) 20,914 shares of Common Stock, (ii) 261,840 shares of Common Stock held by HealthCare Ventures VIII Liquidating Trust (“HCV VIII Trust”), (iii) 414,480 shares of Common Stock held by HealthCare Ventures IX, L.P. (“HCV IX”), (iv) 2,136 shares of Common Stock held by Nine Capital Partners, LLC, (v) 403,527 shares of Common Stock subject to stock options that were exercisable as of October 24, 2025, or that will become exercisable within 60 days after that date and (vi) 1,154 shares of Common Stock that Nine Capital Partners, LLC may acquire within 60 days from October 24, 2025 upon the exercise of warrants. Dr. Mirabelli is a Managing Director of HealthCare Partners IX, LLC (“HCP IX LLC”) which is the General Partner of HealthCare Partners IX, L.P. (“HCP IX”), which is the General Partner of HCV IX. Dr. Mirabelli disclaims beneficial ownership of the shares held by HCV VIII Trust except to the extent of his proportionate pecuniary interest therein. Dr. Mirabelli beneficially owns and shares voting and dispositive power with respect to all of the securities owned by HCV IX and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest therein. Dr. Mirabelli is a managing member of Nine Capital Partners, LLC and, as such, shares with Nine Capital Partners, LLC the power to vote and dispose of all of 2,136 shares owned by Nine Capital Partners, LLC and the 1,154 shares of Common Stock that Nine Capital Partners, LLC may acquire within 60 days from October 24, 2025 upon the exercise of warrants. Therefore, Dr. Mirabelli may be deemed to beneficially own all of such securities beneficially owned by Nine Capital Partners, LLC. Dr. Mirabelli disclaims beneficial ownership of such warrants except to the extent of his proportionate pecuniary interest therein.

(4)
Includes (i) 106,146 shares of Common Stock, (ii) 261,840 shares of Common Stock held by HCV VIII Trust, (iii) 414,480 shares of Common Stock held by HCV IX, (iv) 2,136 shares of Common Stock held by Nine Capital Partners, LLC, (v) 471,862 shares of Common Stock subject to stock options that were exercisable as of October 24, 2025, or that will become exercisable within 60 days after that date, and (vi) 1,154 shares of Common Stock that Nine Capital Partners, LLC may acquire within 60 days from October 24, 2025 upon the exercise of warrants. Mr. Onsi is a Managing Director of HCP IX LLC which is the General Partner of HCP IX, which is the General Partner of HC VIX. Mr. Onsi disclaims beneficial ownership of the shares held by HCV VIII Trust except to the extent of his proportionate pecuniary interest therein. Mr. Onsi beneficially owns and shares voting and dispositive power with respect to all of the securities owned by HCV IX and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest therein. Mr. Onsi is a managing member of Nine Capital Partners, LLC and, as such, shares with Nine Capital Partners, LLC the power to vote and dispose of all of 2,136 shares owned by Nine Capital Partners, LLC and the 1,154 shares of Common Stock that Nine Capital Partners, LLC may acquire within 60 days from October 24, 2025 upon the exercise of warrants. Therefore, Mr. Onsi may be deemed to beneficially own all of such securities beneficially owned by Nine Capital Partners, LLC. Mr. Onsi disclaims beneficial ownership of such warrants except to the extent of his proportionate pecuniary interest therein.
(5)
Includes (i) 214 shares of Common Stock, (ii) 100,705 shares of Common Stock subject to stock options that were exercisable as of October 24, 2025, or that will become exercisable within 60 days after that date, and (iii) 115 shares of Common Stock that may be acquired upon the exercise of warrants.

(6)
Includes 118,892 shares of Common Stock subject to stock options that were exercisable as of October 24, 2025, or that will become exercisable within 60 days after that date.

(7)
Includes 99,605 shares of Common Stock subject to stock options that were exercisable as of October 24, 2025, or that will become exercisable within 60 days after that date.

(8)
Includes 100,705 shares of Common Stock subject to stock options that were exercisable as of October 24, 2025, or that will become exercisable within 60 days after that date.

(9)
Includes 99,605 shares of Common Stock subject to stock options that were exercisable as of October 24, 2025, or that will become exercisable within 60 days after that date.

(10)
Includes 90,000 shares of Common Stock subject to stock options that were exercisable as of October 24, 2025, or that will become exercisable within 60 days after that date.

(11)
Includes 80,000 shares of Common Stock subject to stock options that were exercisable as of October 24, 2025, or that will become exercisable within 60 days after that date.

(12)
Includes 80,000 shares of Common Stock subject to stock options that were exercisable as of October 24, 2025, or that will become exercisable within 60 days after that date.

(13)
For purposes of clarification, (i) each of the 261,840 shares of Common Stock owned by HCV VIII Trust (and indirectly beneficially owned by Christopher K. Mirabelli and Douglas E. Onsi) have only been counted one time in calculating the number of shares of Common Stock beneficially owned by all executive officers and directors, (ii) each of the 414,480 shares of Common Stock held by HealthCare Ventures IX, L.P. (and indirectly owned by each of Christopher K. Mirabelli and Douglas E. Onsi) have only been counted one time in calculating the number of shares of Common Stock beneficially owned by all executive officers and directors, (iii) each of the 2,136 shares of Common Stock held by Nine Capital Partners, LLC (and indirectly owned by each of Christopher K. Mirabelli and Douglas E. Onsi) have only been counted one time in calculating the number of shares of Common Stock beneficially owned by all executive officers and directors, and (iv) each of the 1,154 shares of Common Stock that may be acquired upon the exercise of warrants held by Nine Capital Partners, LLC (and indirectly owned by each of Christopher K. Mirabelli and Douglas E. Onsi) have only been counted one time in calculating the number of shares of Common Stock beneficially owned by all executive officers and directors.

(14)
Includes (i) 1,679,623 shares of Common Stock subject to stock options held by our directors and named executive officers that were exercisable as of October 24, 2025, or that will become exercisable within 60 days after that date and (ii) 1,270 shares of Common Stock that may be acquired upon the exercise of warrants held by our directors and executive officers.

GENERAL MATTERS
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries, such as brokers or other nominees, to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.
Once you have received notice from your broker or other nominee or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report and proxy statement, or if you are receiving multiple copies of the annual report and proxy statement and wish to receive only one, please notify your broker or nominee if your shares are held in a brokerage account or other account or us if you hold registered shares. You can notify us by sending a written request to us at: Leap Therapeutics, Inc., Attn: Secretary, 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141, or by calling us at (617) 714-0360.
Stockholder Proposals and Nominations
Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials.   Under Rule 14a-8(e) of the Exchange Act, to submit a proposal for inclusion in our proxy statement for the 2026 Annual Meeting of Stockholders, stockholder proposals must be received by January 9, 2026 by our Secretary at our principal executive offices at 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141.
Requirements for Stockholders to bring Business and Nominations Before the 2026 Annual Meeting.   Our Bylaws provide that, for stockholder nominations to the Board or other business to be considered at the 2026 Annual Meeting of Stockholders, the stockholder must have given timely notice thereof in writing to the Secretary at Leap Therapeutics, Inc., 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141. To be timely for the 2026 Annual Meeting of Stockholders, the stockholder’s notice must be delivered to or mailed and received by us not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the anniversary date of the previous year’s annual meeting of stockholders, or, if later, the 10th day following the day on which we first provide notice or public disclosure of the date of the 2026 Annual Meeting of Stockholders. Therefore, notice must be received not earlier than February 16, 2026 and not later than March 20, 2026. Such notice must provide the information required by Section 2.4 and 2.5 of our Bylaws with respect to each nomination or matter the stockholder proposes to bring before the 2026 Annual Meeting of Stockholders.
Incorporation by Reference
The SEC allows us to “incorporate by reference” information that we file with it into this proxy statement, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this proxy statement. The information incorporated by reference is considered to be a part of this proxy statement, and information that we file later with the SEC will automatically update and supersede information contained in documents filed earlier with the SEC or contained in this proxy statement' and any accompanying prospectus supplement.
We incorporate by reference the documents and reports listed below that we have previously filed with the SEC (other than portions of these documents that are deemed to have been furnished rather than filed):
•
our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 26, 2025;

•
the information specifically incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2024 from our Definitive Proxy Statement on Schedule 14A for our 2025 annual meeting of shareholders, filed with the SEC on April 28, 2025;

•
our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2025 and June 30, 2025;

•
our Current Reports on Form 8-K filed with the SEC on January 28, 2025, March 17, 2025, March 26, 2025, June 23, 2025, September 11, 2025, October 6, 2025, October 9, 2025 and October 20, 2025 (excluding any portions thereof that have been furnished rather than filed);

You should refer to the documents incorporated by reference above, to provide you with additional information related to this proxy statement.
Leap also incorporates by reference the information contained in all other documents it files with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than portions of these documents that are deemed to have been furnished and not filed in accordance with SEC rules, including current reports on Form 8-K furnished under Item 2.02 and Item 7.01 (including any financial statements of exhibits relating thereto furnished pursuant to Item 9.01)) after the date of this proxy statement. The information contained in any such document will be considered part of this proxy statement from the date the document is filed with the SEC.
Any statement contained in a document incorporated or deemed to be incorporated by reference in this proxy statement will be deemed to be modified or superseded to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this proxy statement modifies or supersedes that statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.
Leap will provide to each stockholder a free copy of any or all of the information that has been incorporated by reference into but not delivered with this proxy statement, free of charge, to any stockholder upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request. Stockholders may request a copy of such information by contacting us in the manner set forth under the heading “Where You Can Find More Information,” below.
Where You Can Find More Information
We file annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials we file with the SEC at its Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 and at its regional offices, a list of which is available on the Internet at http://www.sec.gov/contact/addresses.htm. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers, such as us, that file electronically with the SEC. Additionally, you may access our filings with the SEC through our website at http://www.leaptx.com. The information on our website is not part of this proxy statement.
We will provide you without charge, upon your oral or written request, with a copy of any or all reports, proxy statements and other documents we file with the SEC, as well as any or all of the documents incorporated by reference in this proxy statement or the registration statement (other than exhibits to such documents unless such exhibits are specifically incorporated by reference into such documents). Requests for such copies should be directed to:
Investor Relations
Leap Therapeutics, Inc.
47 Thorndike Street, Suite B1-1
Cambridge, Massachusetts 02141
Telephone number: (617) 714-0360
If you would like to request documents from the Company, please do so at least 10 business days before the date of the Special Meeting in order to receive timely delivery of those documents prior to the Special Meeting.
You should rely only on the information contained in this proxy statement and the annexes attached hereto to vote your shares at the special meeting. We have not authorized anyone to provide you with information that is different from that contained in this proxy statement or such annexes.

This proxy statement is dated November 3, 2025. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.
Miscellaneous
Even if you plan to attend the Special Meeting virtually, please vote your shares using one of the methods outlined in this proxy statement promptly. Should you virtually attend the Special Meeting, you may revoke the proxy and vote online. Your cooperation in giving this your immediate attention will be appreciated.
As of the date of this proxy statement, we know of no matter not specifically referred to above as to which any action is expected to be taken at the Special Meeting.
By Order of the Board of Directors,

Christopher Mirabelli
Chairman of the Board of Directors
Cambridge, Massachusetts
November 3, 2025

ANNEX A
CERTIFICATE OF AMENDMENT
TO
FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
LEAP THERAPEUTICS, INC.
LEAP THERAPEUTICS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
FIRST:   The name of the Corporation is Leap Therapeutics, Inc.
SECOND:   Article FOURTH of the Fourth Amended and Restated Certificate of Incorporation of the Corporation, as heretofore amended (the “Certificate of Incorporation”), is hereby further amended as follows:
(i)   by deleting the first paragraph thereof in its entirety and replacing it with the following paragraph:
“FOURTH:   The total number of shares of stock which the Corporation shall have authority to issue is five hundred million (500,000,000), consisting of (a) four hundred ninety million (490,000,000) shares of common stock, $0.001 par value per share (“Common Stock”), and (b) ten million (10,000,000) shares of preferred stock, $0.001 par value per share (“Preferred Stock”), of which one (1) share shall be designated special voting stock.”
and
(ii)   by deleting the second paragraph of Section A. Common Stock, Subsection 2. Voting in its entirety and replacing it with the following paragraph:
“The number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the requisite vote of the holders of the stock of the Corporation entitled to vote thereon, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware (or any successor provision thereto).”
THIRD:   The foregoing amendment to the Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
FOURTH:   Except to the extent amended in the manner provided above in this Certificate of Amendment, the terms and provisions of the Certificate of Incorporation are hereby ratified and confirmed and remain in full force and effect.
FIFTH:   This Certificate of Amendment to the Certificate of Incorporation shall be effective as of           Eastern Time on            , 2025.

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer this           day of            , 2025.
LEAP THERAPEUTICS, INC.
By:

Name:
Douglas E. Onsi

Title:
President and Chief Executive Officer

ANNEX B
CERTIFICATE OF AMENDMENT
TO
FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
LEAP THERAPEUTICS, INC.
LEAP THERAPEUTICS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
FIRST:   The name of the Corporation is Leap Therapeutics, Inc.
SECOND:   The Board of Directors of the Corporation has duly adopted resolutions setting forth a proposed amendment of the Fourth Amended and Restated Certificate of Incorporation of the Corporation, as heretofore amended (the “Certificate of Incorporation”), declaring said amendment to be advisable and calling for the stockholders of the Corporation to consider such amendment at a special meeting of the stockholders of the Corporation, which amendment would insert the below paragraph immediately below the first paragraph of Article FOURTH thereof:
“Without regard to any other provision of this Restated Certificate, as amended, effective at [•], Eastern Time, on [•] (the “Effective Time”), the shares of Common Stock issued and outstanding or issued and held in treasury of the Corporation, in either case immediately prior to the Effective Time, hereby are reclassified into a smaller number of shares such that each [•] ([•]) shares of issued Common Stock immediately prior to the Effective Time hereby are reclassified into one (1) share of Common Stock. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, any person who, immediately after the Effective Time, would otherwise be entitled to a fractional share of Common Stock as a result of such reclassification shall be entitled to receive a cash payment equal to the product of the closing sales price of the Common Stock on the applicable national listing exchange on the trading date that is immediately prior to the Effective Time and the amount of the fractional share, provided that no such cash payment shall be made in respect of any shares of Common Stock that, immediately prior to the Effective Time, were represented by a certificate unless and until either (i) such certificate has been surrendered to the Corporation or any person designated by the Corporation, together with a properly completed and duly executed stock power, letter of transmittal and/or any other instrument, document or agreement of surrender, assignment or transfer as may be requested by or on behalf of the Corporation, or (ii) the applicable holder of record of such shares of Common Stock shall have executed and delivered an affidavit of loss and indemnification agreement in form and substance satisfactory to the Corporation certifying, among other things, that such certificate has been lost, stolen or destroyed. Each certificate, if any, that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional shares as described above.”
THIRD:   Pursuant to a resolution of the Board of Directors, the special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by the DGCL were voted in favor of the amendment.
FOURTH:   The foregoing amendment to the Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
FIFTH:   Except to the extent amended in the manner provided above in this Certificate of Amendment, the terms and provisions of the Certificate of Incorporation are hereby ratified and confirmed and remain in full force and effect.
SIXTH:   This Certificate of Amendment to the Certificate of Incorporation shall be effective as of           Eastern Time on            , 20  .

B-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer this           day of            , 20  .
LEAP THERAPEUTICS, INC.
By:

Name:
Douglas E. Onsi

Title:
President and Chief Executive Officer

ANNEX C
LEAP THERAPEUTICS, INC.
2025 EQUITY INCENTIVE PLAN

LEAP THERAPEUTICS, INC.
2025 EQUITY INCENTIVE PLAN
1.   Purpose
This Plan is intended to provide incentives that will attract, retain and motive highly competent officers, directors, employees, consultants and advisors to promote the success of the Company’s business and align employees’ interests with stockholders’ interests. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.
2.   Definitions
As used in this Plan, the following terms shall have the respective meanings set out below, unless the context clearly requires otherwise:
2.1.   “Accelerate” “Accelerated” and “Acceleration”, means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference such Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to such Restricted Stock or Restricted Stock Units shall expire with respect to some or all of such shares of Restricted Stock or such Restricted Stock Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals or other business objectives shall be deemed to have been met as to some or all of such Performance Units.
2.2.   “Affiliate” means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.
2.3.   “Award” means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units or Stock Grants.
2.4.   “Award Agreement” means an agreement between the Company and the recipient of an Award, or other notice of grant of an Award, setting forth the terms and conditions of the Award.
2.5.   “Board” means the Company’s Board of Directors.
2.6.   “Change of Control” shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term. In the absence of any other Change of Control definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Change of Control means the occurrence of any of the following at any time after the Plan Effective Date:
(a)   a Transaction (as defined in Section 8.4), unless securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities immediately prior to that Transaction, or
(b)   any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time) that, directly or indirectly, acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities unless pursuant to a tender or exchange offer made directly to the Company’s stockholders that the Board recommends such stockholders accept, other than (i) the Company or any of its Affiliates, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or
(c)   over a period of thirty-six (36) consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board.
2.7.   “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.
2.8.   “Committee” means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5 of this Plan. For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board. Notwithstanding the foregoing, the term Committee, as used throughout this Plan, shall mean (1) any committee of the Board (other than the Compensation Committee of the Board) appointed by the Board to exercise the rights and powers of the Committee under this Plan with respect to any particular Award or Awards or any particular types of Awards or (2) any two or more members of the Board appointed by the Board to exercise the rights and powers of the Committee under this Plan with respect to any particular Award or Awards or any particular types of Awards.
2.9.   “Company” means Leap Therapeutics, Inc., a corporation organized under the laws of the State of Delaware.
2.10.   “Forfeiture,” “forfeit,” and derivations thereof, when used in respect of Restricted Stock purchased by or issued to a Participant, includes the Company’s repurchase of such Restricted Stock at less than its then Market Value as a means intended to effect a forfeiture of value.
2.11.   “Grant Date” means the date as of which an Option is granted, as determined under Section 7.1(a).
2.12.   “Incentive Option” means an Option that by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.
2.13.   “Market Value” means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Stock as of any date is the closing price for the Stock as reported on the New York Stock Exchange (or on any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the first following date for which a closing price is reported.
2.14.   “Nonstatutory Option” means any Option that is not an Incentive Option.
2.15.   “Option” means an option to purchase shares of Stock.
2.16.   “Optionee” means an eligible individual to whom an Option shall have been granted under the Plan.
2.17.   “Participant” means any holder of an outstanding Award under the Plan.
2.18.   “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals may include but are not limited to: (i) net earnings (either before or after one or more of (A) interest, (B) taxes, (C) depreciation and (D) amortization), (ii) gross or net sales or revenue, (iii) net income (either before or after taxes),

(iv) adjusted net income, (v) operating earnings or profit, (vi) cash flow (including, but not limited to, operating cash flow and free cash flow, (vii) return on assets, (viii) return on capital, (ix) return on stockholders’ equity, (x) total stockholder return, (xi) return on sales, (xii) gross or net profit or operating margin, (xiii) costs, (xiv) expenses, (xv) working capital, (xvi) earnings per share, (xvii) adjusted earnings per share, (xviii) price per share, (xix) regulatory body approval for commercialization of a product, (xx) implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; (xxi) market share, (xxii) economic value, (xxiii) revenue, (xxiv) revenue growth, (xxv) operational and organizational metrics and (xxvi) environmental, social, governance, diversity, equity, inclusion, human capital management, training or talent development criteria.
2.19.   “Performance Goals” means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon one or more of the Performance Criteria. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee. The Committee will objectively define the manner of calculating the Performance Goal or Goals it selects to use for such Performance Period for such Participant, including whether or to what extent there shall not be taken into account any of the following events that occurs during a Performance Period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Standard Codification Section 225-20, (B) as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report to stockholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period.
2.20.   “Performance Period means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals or other business objectives will be measured for purposes of determining a Participant’s right to, and the payment of, an Award.
2.21.   “Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals or other business objectives established by the Committee.
2.22.   “Plan” means this 2025 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.
2.23.   “Plan Effective Date” means the effective date of the Plan, which shall be the date this Plan is approved by the stockholders of the Company.
2.24.   “Restricted Stock” means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.
2.25.   “Restricted Stock Units” means rights to receive shares of Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.
2.26.   “Restriction Period” means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock or Restricted Stock Units are subject to a Risk of Forfeiture described in the applicable Award Agreement.
2.27.   “Risk of Forfeiture” means a limitation on the right of the Participant to retain Restricted Stock, Restricted Stock Units or any other Award, including a right of the Company to reacquire shares of Restricted Stock at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.
2.28.   “Section 16 Insider” means an officer or director of the Company subject to the short-swing profit liabilities of Section 16 of the Securities Exchange Act of 1934, as amended.
2.29.   “Stock” means common stock, par value $0.001 per share, of the Company, and such other securities as may be substituted for such common stock pursuant to Section 8.
2.30.   “Stock Appreciation Right” means a right to receive any excess in the Market Value of shares of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.
2.31.   “Stock Grant” means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.
2.32.   “Stockholders’ Agreement” means any agreement by and among the Company and holders of outstanding voting securities of the Company and setting forth, among other provisions, restrictions upon the transfer of shares of Stock or on the exercise of rights appurtenant thereto (including but not limited to voting rights).
2.33.   “Ten Percent Owner” means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.
2.34.   “2016 Plan” means the 2016 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.
2.35.   “2022 Plan” means the 2022 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.
3.   Term of the Plan
Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time and from time to time commencing with the Plan Effective Date and ending immediately prior to the tenth anniversary of the Plan Effective Date. Awards granted pursuant to the Plan at any time during the term thereof shall not expire solely by reason of the expiration or termination of the Plan.
4.   Stock Subject to the Plan
4.1.   Plan Share Limitations.
(a)   Limitation.   Subject to the provisions set forth below in this Section 4.1(a), at no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan exceed that number of shares of Stock that is equal to the sum of (i) 22,500,000 shares of Stock, plus (ii) that number of shares of Stock (not to exceed 5,653,387 shares of Stock in the aggregate) that, as of the Plan Effective Date, remain available for issuance or grant under the 2016 Plan and/or the 2022 Plan pursuant to awards that may be granted under the 2016 Plan and/or the 2022 Plan at any time after the Plan Effective Date, and plus (iii) that number of shares of Stock (not to exceed 3,301,398 shares of Stock in the aggregate) subject to stock options and/or other awards granted under the 2016 Plan and/or the 2022 Plan that are outstanding on the Plan Effective Date and expire or terminate unexercised at any time after the Plan Effective Date. The number of shares of Stock authorized under the foregoing provisions of this Section 4.1(a) of the Plan will be increased each January 1 by an amount equal to four percent (4%) of the sum, without duplication, of (i) all outstanding shares of Stock as of the end of the immediately preceding calendar year, (ii) the total number of shares of Stock underlying any and all warrants (including, without limitation, pre-funded warrants) issued by the Company that are outstanding as of the end of the immediately preceding calendar year, regardless of whether such warrants (including, without limitation, pre-funded warrants) are then vested or unvested or exercisable or unexercisable for any or all of the Shares of Stock underlying such warrants (including, without limitation, pre-funded warrants), (iii) the total number of shares of Stock underlying any and all convertible securities issued by the Company (including, without limitation, shares of convertible preferred stock, convertible notes or convertible debt issued by the Company) that are outstanding as of the end of the immediately preceding calendar year, regardless of whether such convertible securities are then vested or unvested or are then convertible or not convertible for any or all of the shares of Stock underlying such convertible securities, and (iv) the total number of shares of Stock underlying any and all convertible securities (including, without limitation, shares of convertible preferred stock of the Company) and/or warrants (including, without limitation, pre-funded warrants) issuable by the Company upon exercise of any and all warrants (including, without limitation, pre-funded warrants) issued by the Company that are outstanding as of the end of the immediately preceding calendar year or upon conversion of any and all convertible securities issued by the Company (including, without limitation, shares of convertible preferred stock, convertible notes or convertible debt issued by the Company) that are outstanding as of the end of the immediately preceding calendar year, in either case regardless of whether such outstanding warrants (including, without limitation, pre-funded warrants) are then vested or unvested or exercisable or unexercisable and/or whether such outstanding convertible securities are then vested or unvested or are then convertible or not convertible; provided, however, that the Committee may act to provide that there will be no such January 1 increase in the number of shares of Stock authorized under this Section 4.1(a) of the Plan for a given year or that the increase in the number of shares of Stock authorized under this Section 4.1(a) of the Plan for a given year will be a lesser number than would otherwise occur pursuant to the foregoing provisions of this sentence. In no event shall the number of shares of Stock issued pursuant to or subject to outstanding Incentive Options exceed 62,909,570 shares of Stock.
(b)   Application.   For purposes of applying the foregoing limitation of Section 4.1(a), (i) if any Option or Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited, the shares of Stock not purchased by or issued to the holder or which are forfeited, as the case may be, shall again be available for Awards to be granted under the Plan, (ii) if any Option is exercised by delivering previously owned shares of Stock or withholding of a portion of shares of Stock otherwise issuable in payment of the exercise price therefor, only the net number of shares issued, that is, the number of shares of Stock for which the Option is exercised net of the number received or withheld by the Company in payment of the exercise price, shall be considered to have been issued pursuant to an Option granted under the Plan, (iii) if any Stock Appreciation Right is exercised, the number of shares available for issuance under the Plan shall be reduced by only the net number of shares of Stock actually issued upon such exercise and (iv) any shares of Stock either delivered to or withheld by the Company in satisfaction of tax withholding obligations of the Company or an Affiliate with respect to an Award shall again be available for Awards to be granted under the Plan. Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.
4.2.   [Reserved.]
4.3.   Director Grant Limitations.   The maximum grant date value of shares of Stock subject to Awards made to any non-employee member of the Board during any calendar year for services rendered as a non-employee Board member during such calendar year, taken together with any cash fees earned by such non-employee Board member for services rendered as a non-employee Board member during the calendar year, shall not exceed $2,000,000 in total value, with the value of such Awards calculated based on the grant date fair value of such Awards for financial reporting purposes.
4.4.   Adjustment of Limitations.   Each of the share limitations of this Section 4 shall be subject to adjustment pursuant to Section 8 of the Plan.
5.   Administration
The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the

Committee under the Plan with respect to Participants, other than Section 16 Insiders whereby only a majority of non-employee Directors of the Board may exercise the powers and responsibilities of the Committee, and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder; and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants, up to such maximum number and in accordance with the requirements of applicable law and of such other guidelines as the Committee shall specify by resolution at any time or from time to time. To the extent required by applicable law, any such delegation may not include the authority to grant Restricted Stock, unless the delegate meets the requirements of applicable law. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the officer, employee, consultant, advisor or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective officers, employees, consultants, advisors and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all participants, beneficiaries, heirs, assigns or other persons having or claiming any interest under the Plan or an Award made pursuant hereto.
6.   Authorization of Grants
6.1.   Eligibility.   The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any officer or employee of or consultant or advisor to one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option.
6.2.   General Terms of Awards.   Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including if applicable delivering a fully executed copy of any agreement evidencing an Award to the Company).
6.3.   Effect of Termination of Employment, Etc.   Unless the Committee shall provide otherwise with respect to any Award (including, but not limited to, in a Participant’s Award Agreement), if the Participant’s employment or other association with the Company and its Affiliates ends for any reason, including because of the Participant’s employer ceasing to be an Affiliate, (a) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect not later than three months following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event (unless otherwise determined by the Committee in its sole discretion), and (b) any other outstanding Award of the Participant to the extent that it is then still subject to Risk of Forfeiture shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement. Cessation of the performance of services in one capacity, for example, as an employee, shall not result in termination of an Award while the Participant continues to perform services in another capacity, for example as a director. Military or sick leave or other bona fide leave approved by the Company shall not be deemed a termination of employment or other association, provided that should such leave exceed three (3) months, then for purposes of determining the period within which an Incentive Option may be exercised as such under the federal tax laws, the Participant’s employment shall be deemed to cease on the first day immediately following the expiration of such three (3)-month period, unless the Participant is provided with the right to return to employment following such leave either by statute or by written contract. Except to the extent otherwise required by law or expressly authorized by the Committee or by the Company’s written policy on leaves of absence, no service credit shall be given for vesting purposes for any period the Participant is on a leave of absence.
6.4.   Non-Transferability of Awards.   Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. The provisions of the immediately preceding sentence shall not be applicable to Stock Grants. Additionally, Restricted Stock shall not be subject to transfer restrictions under this Section 6.4 once the Restricted Stock is no longer subject to a Risk of Forfeiture. All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. However, the Committee may, at or after the grant of an Award (other than an Incentive Option), provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, “family member” means any child, stepchild, grandchild, parent, grandparent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.
7. Specific Terms of Awards
7.1.   Options.
(a)   Date of Grant.   The granting of an Option shall take place at the time specified in the Award Agreement.
(b)   Exercise Price.   The price at which shares of Stock may be acquired under an Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date for an Incentive Option if the Optionee is a Ten Percent Owner.
(c)   Option Period.   No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section.
(d)   Exercisability.   An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.
(e)   Method of Exercise.   An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 17, specifying the number of shares of Stock with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares of Stock to be purchased or, subject in each instance to the Committee’s approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company,
(i)   by delivery to the Company of shares of Stock having a Market Value equal to the exercise price of the shares of Stock to be purchased, or

(ii)   by the Company withholding from the shares of Stock otherwise being purchased upon exercise of the Option, shares of Stock having an aggregate Market Value equal to the aggregate exercise price of the shares to be purchased.
Payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company).
Receipt by the Company of such written notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates or shall cause the Stock to be held in book-entry position through the direct registration system of the Company’s transfer agent for the number of shares then being purchased. Such shares of Stock shall be fully paid and nonassessable
(f)   Limit on Incentive Option Characterization.   An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit”. The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.
(g)   Notification of Disposition.   Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of the shares of Stock issued upon such exercise prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.
7.2.   Stock Appreciation Rights.
(a)   Tandem or Stand-Alone.   Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after, the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.
(b)   Exercise Price.   Stock Appreciation Rights shall have an exercise price of not less than one hundred percent (100%) of the Market Value of the Stock on the date of award, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option.
(c)   Other Terms.   Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option. In addition, a Stock Appreciation Right related to an Option which can only be exercised during limited periods following a Change of Control may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Change of Control or paid during the thirty (30) day period immediately preceding the occurrence of the Change of Control in any transaction reported in the stock market in which the Stock is normally traded.

7.3.   Restricted Stock.
(a)   Purchase Price.   Shares of Restricted Stock shall be issued under the Plan for such consideration, if any, in cash, other property or services, or any combination thereof, as is determined by the Committee.
(b)   Issuance of Stock.   Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock or the shares shall be held in book-entry position through the direct registration system of the Company’s transfer agent. If a certificate is issued, such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:
The shares evidenced by this certificate are subject to the terms and conditions of Leap Therapeutics, Inc.’s 2025 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Leap Therapeutics, Inc., copies of which will be furnished by the Company to the holder of the shares evidenced by this certificate upon written request and without charge.
If the Stock is in book-entry position through the direct registration system of the Company’s transfer agent, the restrictions will be appropriately noted.
(c)   Escrow of Shares.   The Committee may require that any stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.
(d)   Restrictions and Restriction Period.   During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.
(e)   Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award.   Except as otherwise provided in the Plan or the applicable Award Agreement, the Participant shall have all of the rights of a stockholder of the Company with respect to any outstanding shares of Restricted Stock, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock (but any dividends or other distributions payable in shares of Stock or other securities of the Company shall constitute additional Restricted Stock, subject to the same Risk of Forfeiture as the shares of Restricted Stock in respect of which such shares of Stock or other securities are paid). The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares of Stock are available under Section 4.
(f)   Lapse of Restrictions.   If and when the Restriction Period expires without a prior forfeiture, any certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.
7.4.   Restricted Stock Units.
(a)   Character.   Each Restricted Stock Unit shall entitle the recipient to a share of Stock, cash, or a combination of the two, as determined by the Committee, at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine or as may be provided for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(b)   Timing of Payment.   Payment of earned Restricted Stock Units shall be made promptly following the close of the applicable Restriction Period, provided that payment of earned Restricted Stock Units may be deferred for a period specified by the Committee at the time such Restricted Stock Units are initially granted or (to the extent permitted by the Committee) for a period designated by each of the applicable Participants pursuant to a timely deferral election made in accordance with the requirements of Section 409A of the Code. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.
7.5.   Performance Units.
(a)   Character.   Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified business objectives, including but not limited to Performance Goals, shall have been achieved.
(b)   Earning of Performance Units.   The Committee shall set Performance Goals or other business objectives in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other business objectives have been achieved.
(c)   Form and Timing of Payment.   Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period, in cash or shares of Stock as the Committee may determine in its sole discretion or as may be specified in the applicable Award Agreement. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.
7.6.   Stock Grants.   Stock Grants shall be awarded solely in recognition of significant prior or expected contributions to the success of the Company or its Affiliates, as an inducement to employment, in lieu of compensation otherwise already due or in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.
7.7.   Awards to Participants Outside the United States.   The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, procedures, and customs of the country in which the Participant is then resident or primarily employed. The Committee may establish supplements or sub-plans to, or amendments, restatements, or alternative versions of, the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, sub-plan, amendment, restatement or alternative version may increase the share limit of Section 4.
7.8.   Clawbacks.   Subject to the requirements of applicable law, the Committee may provide in any Award Agreement that, if a Participant breaches any restrictive covenant agreement between the

Participant and the Company or any Affiliate (which may be set forth in any Award Agreement) or otherwise engages in activities that constitute cause either while employed by, or providing service to, the Company or any Affiliate or within a specified period of time thereafter, all Awards held by the Participant shall terminate, and the Company may rescind any exercise of an Option or Stock Appreciation Right and the vesting of any other Award and delivery of shares upon such exercise or vesting (including pursuant to dividends and dividend equivalents), as applicable on such terms as the Committee shall determine, including the right to require that in the event of any such rescission (i) the Participant shall return to the Company the shares received upon the exercise of any Option or Stock Appreciation Right and/or the vesting and payment of any other Award (including pursuant to dividends and dividend equivalents) or (ii) if the Participant no longer owns the shares, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (or, in the event the Participant transfers the shares by gift or otherwise without consideration, the Market Value of the shares on the date of the breach of the restrictive covenant agreement (including a Participant’s Award Agreement containing restrictive covenants) or activity constituting cause), net of the price originally paid by the Participant for the shares. Payment by the Participant shall be made in such manner and on such terms and conditions as may be required by the Committee. The Participant’s employer shall be entitled to set off against the amount of any such payment any amounts otherwise owed to the Participant by the employer. In addition, Participants shall also be subject to any clawback, recoupment or other similar policy adopted by the Board as in effect (and as modified) from time to time and Awards and any cash, shares of Stock or other property or amounts due, paid or issued to a Participant shall be subject to the terms of such policy, as in effect (and as modified) from time to time.
8.   Adjustment Provisions
8.1.   Adjustment for Corporate Actions.   If, at any time after the Plan Effective Date, the outstanding shares of Stock are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and equitable adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Stock Appreciation Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.
8.2.   Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.   In the event of any corporate action not specifically covered by the preceding Section 8.1, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, that occurs or becomes effective after the Plan Effective Date, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section 8.2) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
8.3.   Related Matters.   Any adjustment in Awards made pursuant to Section 8.1 or 8.2 shall be determined and made, if at all, by the Committee, acting in its sole discretion, and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other business objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. The Committee, in its discretion, may determine that no fraction of a share of Stock shall be purchasable or deliverable upon exercise, and in that event if any adjustment hereunder of the number of shares of Stock covered by an Award would cause such number to include a fraction of a share of Stock, such number of shares of Stock shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to Sections 8.1 or 8.2 shall result in an exercise price which is less than the par value of the Stock.
8.4.   Transactions.
(a)   Definition of Transaction.   In this Section 8.4, “Transaction” means (1) any merger or consolidation of the Company with or into another entity as a result of which the Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (2) any sale or exchange of all or substantially all of the outstanding Stock of the Company for cash, securities or other property, (3) any sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions or (4) any liquidation or dissolution of the Company.
(b)   Treatment of Awards.   In a Transaction, the Committee may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards, subject to the provisions of Section 9 of this Plan.
(1)   Provide that any Awards shall be assumed, or substantially equivalent rights shall be provided in substitution therefor, by the acquiring or succeeding entity (or an affiliate thereof).
(2)   Upon written notice to the holders, provide that all or any of the holders’ unexercised outstanding Options and Stock Appreciation Rights (collectively, “Rights”) will terminate immediately prior to the consummation of such Transaction unless exercised within a specified period following the date of such notice.
(3)   Provide that all or any Awards that are subject to Risk of Forfeiture will terminate or be forfeited or cancelled immediately prior to the consummation of such Transaction. In the case of Restricted Stock, any such termination, forfeiture or cancellation can be accomplished by, among other things, a purchase or other acquisition by the Company of such Restricted Stock for no consideration.
(4)   Provide that all or any outstanding Rights shall Accelerate so as to become exercisable prior to or upon such Transaction with respect to some or all of the shares of Stock for which any such Rights would not then otherwise be exercisable by their terms.
(5)   Provide that all or any outstanding Awards that are subject to Risk of Forfeiture shall Accelerate so that the Risk of Forfeiture otherwise applicable to such Awards shall expire prior to or upon such Transaction with respect to part or all of any such Awards that would then still otherwise be subject to the Risk of Forfeiture.
(6)   Provide for cash payments, net of applicable tax withholdings, to be made to holders equal to the excess, if any, of (A) the acquisition price times the number of shares of Stock subject to an Option or Stock Appreciation Right (to the extent the exercise price does not exceed the acquisition price) over (B) the aggregate exercise price for all such shares of Stock subject to the Option, in exchange for the termination of such Option; provided, that if the acquisition price does not exceed the exercise price of any such Option, the Committee may cancel that Option without the payment of any consideration therefore prior to or upon the Transaction. For purposes of this paragraph 6 and paragraph 7 below, “acquisition price” means the amount of cash, and market value of any other consideration, received in payment for a share of Stock surrendered in a Transaction (or, in the case of a Transaction that is structured as or consists of a sale of assets or a liquidation or distribution of the Company, the portion of the proceeds received by the Company from such Transaction that would be available for distribution by the Company in respect of a share of Stock) but need not take into account any deferred consideration unless and until received.

(7)   Provide for cash payments, net of applicable tax withholdings, to be made to holder or holders of all or any Awards (other than Options and Stock Appreciation Rights) equal to the acquisition price times the number of shares of Stock subject to any such Awards, in exchange for the termination of any such Awards; provided, that the Committee may terminate, cancel or cause the forfeiture of, pursuant to paragraph 3 above in this Section 8.4(b), any such Award that is subject to a Risk of Forfeiture at the time of the consummation of such Transaction without the payment of any consideration therefor prior to or upon the Transaction.
(8)   Provide that, in connection with a liquidation or dissolution of the Company, all or any Awards (other than Restricted Stock or Stock Grants) shall convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings.
(9)   Any combination of the foregoing.
In the event that the Committee determines in its discretion to take the actions contemplated under paragraph (1) above of this Section 8.4(b) with respect to all or any Awards, the Committee shall ensure that, upon consummation of the Transaction, any such Awards are assumed and/or exchanged or replaced with another similar award issued by the acquiring or succeeding entity (or an affiliate thereof) and that, as a result of such assumption and/or exchange or replacement, the holder of such assumed Award and/or such exchanged or replaced similar award has the right to purchase or receive the value of, for each share of Stock subject to such Award immediately prior to the consummation of the Transaction, the consideration (whether cash, securities or other property) received as a result of the Transaction by holders of Stock for each share of Stock held immediately prior to the consummation of the Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration received as a result of the Transaction is not solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof), the Committee may, with the consent of the acquiring or succeeding entity (or an affiliate thereof), provide for the consideration to be received with respect to such assumed Award and/or such exchanged or replaced similar award to consist of or be based solely on common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof) equivalent in value to the per share consideration received by holders of outstanding shares of Stock as a result of the Transaction; and provided, further, that if such Award is an Option, the holder of such Option must exercise the Option and make payment of the applicable exercise price in connection therewith in order to receive such consideration.
(c)   Treatment of Other Awards.   Upon the occurrence of a Transaction other than a liquidation or dissolution of the Company which is not part of another form of Transaction, then, subject to the provisions of Section 9 below, with respect to all outstanding Awards (other than Options and Share Appreciation Rights) that are not terminated prior to or upon such Transaction, the repurchase and other rights of the Company under each such Award shall inure to the benefit of the Company’s successor and shall, unless the Committee determines otherwise, apply to the cash, securities or other property which the Stock was converted into or exchanged for pursuant to such Transaction in the same manner and to the same extent as they applied to the Award.
(d)   Related Matters.   In taking any of the actions permitted under this Section 8.4, the Committee shall not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically. Any determinations required to carry out the foregoing provisions of this Section 8.4, including but not limited to the market value of other consideration received by holders of Stock in a Transaction and whether substantially equivalent Rights have been substituted, shall be made by the Committee acting in its sole discretion. In connection with any action or actions taken by the Committee in respect of Awards and in connection with a Transaction, the Committee may require such acknowledgements of satisfaction and releases from Participants as it may determine.

9.   Change of Control
Upon the occurrence of a Change of Control, to the extent that the surviving entity declines to continue, convert, assume or replace outstanding Awards in accordance with their respective terms (after giving effect to any and all adjustments, if any, to such Awards and the terms thereof implemented in accordance with any of Sections 8.1-8.4), then, notwithstanding anything express or implied to the contrary in Section 8.4 above:
(a)   any and all Options and Stock Appreciation Rights not already exercisable in full shall Accelerate with respect to 100% of the shares for which such Options or Stock Appreciation Rights are not then exercisable;
(b)   any Risk of Forfeiture applicable to Restricted Stock and Restricted Stock Units which is not based on achievement of Performance Goals or other business objectives shall lapse with respect to 100% of the Restricted Stock and Restricted Stock Units still subject to such Risk of Forfeiture immediately prior to the Change of Control; and
(c)   all outstanding Awards of Restricted Stock and Restricted Stock Units conditioned on the achievement of Performance Goals or other business objectives and the payouts attainable under outstanding Performance Units shall be deemed to have been satisfied as of the effective date of the Change of Control, except if and to the extent otherwise determined by the Committee in its sole discretion at any time prior to, or upon, such Change of Control.
All such Awards of Performance Units and Restricted Stock Units shall be paid to the extent earned to Participants in accordance with their terms within five (5) business days following the effective date of the Change of Control. None of the foregoing provisions of this Section 9 shall apply, however, (i) in the case of any Award pursuant to an Award Agreement or other agreement requiring other or additional terms upon a Change of Control (or similar event), or (ii) if specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges.
10.   Settlement of Awards
10.1.   In General.   Options and Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.
10.2.   Violation of Law.   Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:
(a)   the shares of Stock are at the time of the issue of such shares effectively registered under the Securities Act of 1933, as amended; or
(b)   the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares does not require registration under the Securities Act of 1933, as amended, or any applicable State securities laws.
Furthermore, the inability of the Company to obtain or maintain, or the impracticability of it obtaining or maintaining, authority from any governmental agency having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance of any Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue such Stock as to which such requisite authority shall not have been obtained, and shall constitute circumstances in which the Committee may determine to amend or cancel Awards pertaining to such Stock, with or without consideration to the affected Participants.
10.3.   Corporate Restrictions on Rights in Stock.   Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company. Whenever Stock is to be issued pursuant to an Award, if the Committee so directs at or after grant, the Company shall be under no obligation to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by any and all Stockholders’ Agreements, if any.
10.4.   Investment Representations.   The Company shall be under no obligation to issue any shares of Stock covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations of any jurisdiction in which Participants may reside or primarily work, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.
10.5.   Registration.   If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not, at any time during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities (or during such shorter or longer period of time as the Committee shall determine in its sole discretion, which period of time shall commence from and after such effective date of such registration statement), (a) sell, make any short sale of, loan, grant any option, right or warrant for the purchase of, pledge or otherwise encumber, otherwise transfer or dispose of, directly or indirectly, any shares of Stock (or offer to do any of the foregoing), or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction described in the foregoing clause (a) or clause (b) is to be settled by delivery of Stock or other securities, in cash or otherwise. Without limiting the generality of the foregoing provisions of this Section 10.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement (including, without limitation, a lock-up agreement containing provisions that are more restrictive than the provisions set forth above in this Section 10.5), then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.
10.6.   Placement of Legends; Stop Orders; etc.   Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representations made in accordance with Section 10.4 in addition to any other applicable restrictions under the Plan, and the terms of the Award and under the Stockholders’ Agreement and, if applicable, to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All shares of Stock or other securities issued under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions, or, if the Stock will be held in book-entry position through the direct registration system of the Company’s transfer agent, the restrictions will be appropriately noted.
10.7.   Tax Withholding.   Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local, foreign or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the issuance of such shares of Stock. The obligations of the Company under the Plan (including, without limitation, the obligation to issue any shares, deliver any certificate or certificates therefor or reflect the ownership of such shares in book-entry form) shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to a Participant or to utilize any other withholding method prescribed by the Committee from time to time. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares of Stock to satisfy their tax obligations. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate. If shares of Stock are withheld to satisfy an applicable withholding requirement, the shares of Stock withheld shall have a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction unless the Committee determines otherwise.
10.8.   Company Charter and By-Laws; Other Company Policies.   This Plan and all Awards granted hereunder are subject to the charter and By-Laws of the Company, as they may be amended from time to time, and all other Company policies duly adopted by the Board, the Committee or any other committee of the Board and as in effect from time to time regarding the acquisition, ownership or sale of Stock by officers, employees, directors, consultants, advisors and other service providers, including, without limitation, policies intended to limit the potential for insider trading and to avoid or recover compensation payable or paid on the basis of inaccurate financial results or statements, employee conduct, and other similar events.
11.   Reservation of Stock
The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards.
12.   Limitation of Rights in Stock; No Special Service Rights
A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his agent, or the Stock shall be issued through the direct registration system of the Company’s transfer agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the certificate or articles of incorporation and the by-laws of the Company. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.
13.   Unfunded Status of Plan
The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.
14.   Nonexclusivity of the Plan
Neither the adoption of the Plan by the Board nor any action taken in connection with the adoption or operation of the Plan shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
15.   No Guarantee of Tax Consequences
It is intended that all Awards shall be granted and maintained on a basis which ensures they are exempt from, or otherwise compliant with, the requirements of Section 409A of the Code pertaining to non-qualified plans of deferred compensation, and the Plan shall be governed, interpreted and enforced consistent with such intent. However, neither the Company nor any Affiliate, nor any director, officer, agent, representative or employee of either, guarantees to the Participant or any other person any particular tax consequences as a result of the grant of, exercise of rights under, or payment in respect of an Award, including but not limited to that an Option granted as an Incentive Option has or will qualify as an “incentive stock option” within the meaning of Section 422 of the Code or that the provisions and penalties of Section 409A of the Code will or will not apply and no person shall have any liability to a Participant or any other party if a payment under an Award that is intended to benefit from favorable tax treatment or avoid adverse tax treatment fails to realize such intention or for any action taken by the Board or the Committee with respect to the Award.
16.   Termination and Amendment of the Plan
16.1.   Termination or Amendment of the Plan.   Subject to the limitations contained in Section 16.3 below, including specifically the requirement of stockholder approval, if applicable, the Board may at any time suspend or terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.
16.2.   Termination or Amendment of Outstanding Awards; Assumptions.   Subject to the limitations contained in Section 16.3 below, including specifically the requirement of stockholder approval, if applicable, the Committee may at any time:
(a)   amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan;
(b) within the limitations of the Plan, modify, extend or assume outstanding Awards or accept the cancellation of outstanding Awards or of outstanding stock options or other equity-based compensation awards granted by another issuer in return for the grant of new Awards for the same or a different number of shares of Stock and on the same or different terms and conditions (including but not limited to the exercise price of any Option); and

(c) offer to buy out for a payment in cash or cash equivalents an Award previously granted or authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.
16.3.   Limitations on Amendments, Etc.
(a)   Without the approval of the Company’s stockholders, no amendment or modification of the Plan by the Board may (i) increase the number of shares of Stock which may be issued under the Plan, (ii) change the description of the persons eligible for Awards, or (iii) effect any other change for which stockholder approval is required by law or the rules of any relevant stock exchange.
(b)   No action by the Board or the Committee pursuant to this Section 16 shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification of such Award, as the case may be, without the Participant’s consent; provided, however, that no such consent shall be required (A) in the case of any amendment or termination of any outstanding Award that is permitted by any provision of this Plan that is set forth in Section 16.4 below, Section 8, Section 9 or in any other section of this Plan that is not Section this Section 16 or (B) if the Board or Committee, as the case may be, (i) determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, (ii) determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated, or (iii) reasonably determines on or after the date of Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code.
16.4   Option or Stock Appreciation Rights Repricing.   Subject to the approval of the Company’s stockholders, the Committee shall have the discretionary authority, exercisable on such terms and conditions that it deems appropriate under the circumstances, to (i) implement cancellation/regrant programs pursuant to which outstanding Options or Stock Appreciation Rights under the Plan are cancelled and new Options or Stock Appreciation Rights are granted in replacement with a lower exercise price per share, (ii) cancel outstanding Options or Stock Appreciation Rights under the Plan with exercise prices per share in excess of the then current Market Value per share of Stock for consideration payable in cash or in equity securities of the Company or (iii) reduce the exercise or base price in effect for outstanding Options or Stock Appreciation Rights under the Plan.
17.   Notices and Other Communications
Any communication or notice required or permitted to be given under the Plan shall be in such form as the Committee may determine from time to time. If a notice, demand, request or other communication is required or permitted to be given in writing, then any such notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument (i) delivered in person, (ii) duly sent by first class registered, certified or overnight mail, postage prepaid, or (iii) duly sent by electronic mail or by telecopier, in either case with a confirmation copy by regular, certified or overnight mail, postage prepaid, as the case may be, (i) if to the recipient of an Award, at his or her residence address, email address or telecopier number, as the case may be, last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Chief Financial Officer, or to such other address, email address, or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; (iii) in the case of email transmission, at the time of transmission, provided that a confirmation copy is sent by regular, certified or overnight mail as required above in this Section 17, and provided, further, that if any such email transmission occurs outside regular business hours, then such email transmission shall be deemed to have occurred on the business day immediately after the date on which such email transmission occurred; and (iv) in the case of facsimile transmission, when confirmed by facsimile machine report.
18.   Governing Law
The Plan and all Award Agreements and actions taken hereunder and thereunder shall be governed, interpreted and enforced in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws principles thereof.

2025 LEAP THERAPEUTICS, INC. Signature__________________________________Signature, if held jointly__________________________________Date__________, 2025 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. Please mark your votes like this PROXY X THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, 3, 4 AND 5. 201423 Leap Therapeutics Proxy Card Rev4 Front CONTROL NUMBER  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  2. Approval of Reverse Stock Split. 3. Approval of the Leap Therapeutics, Inc. 2025 Equity Incentive Plan. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 4. Approval of Private Placement Issuance Proposal. 1. Approval of Authorized Share Increase. 5. Authorization to Adjourn the Special Meeting. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE. INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend: https://www.cstproxy.com/leaptx/sm2025 MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. PHONE – 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on December 14, 2025. . YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet or Telephone - QUICK    EASY

2025  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders To view the Notice of Meeting and the Proxy Statement, and to attend the Special Meeting please go to: https://www.cstproxy.com/leaptx/sm2025 LEAP THERAPEUTICS, INC. SPECIAL MEETING OF STOCKHOLDERS December 15, 2025 11:00 AM ET PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints Matthew Lederhos and Douglas E. Onsi, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Leap Therapeutics, Inc. held of record by the undersigned at the close of business on October 24, 2025 at the Special Meeting of Stockholders of Leap Therapeutics, Inc. to be held on December 15, 2025, or at any adjournment or postponement thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF EACH OF PROPOSALS 1, 2, 3, 4 AND 5, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. 201423 Leap Therapeutics Proxy Card Rev4 Back (Continued, and to be marked, dated and signed, on the other side)